Board of Governors of the Federal Reserve System
OMB Number: 7100-0036
Federal Deposit Insurance Corporation
OMB Number: 3064-0052
Office of the Comptroller of the Currency
OMB Number: 1557-0081
Expires December 31, 2011

Federal Financial Institutions Examination Council

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only—FFIEC 041

Report at the close of business December 31, 2011

(20111231)
(RCON 9999)

This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank's board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

Signature of Chief Financial Officer (or Equivalent)

Date of Signature

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a) Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC's Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or
(b) Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank's data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@ffiec.gov.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank's completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank's hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC's sample report forms, but should show at least the caption of each Call Report item and the reported amount.

FDIC Certificate Number 27237 (RSSD 9050)

ENTERPRISE BANK & TRUST
Legal Title of Bank (RSSD 9017)

CLAYTON
City (RSSD 9130)

MO
State Abbrev. (RSSD 9200)

63105
Zip Code (RSSD 9220)

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only

Table of Contents

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 44.9 hours per respondent and is estimated to vary from 17 to 700 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Data Collection and Analysis Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter and (2) the person at the bank - other than the Chief Financial Officer (or equivalent) - to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter "none" for the contact's e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports	Other Person to Whom Questions about the Reports Should be Directed
DEBORAH N BARSTOW	TAMICA COLEMAN
Name (TEXT C490)	Name (TEXT C495)
SVP & CONTROLLER	SENIOR ACCOUNTANT
Title (TEXT C491)	Title (TEXT C496)
dbarstow@enterprisebank.com	tcoleman@enterprisebank.com
E-mail Address (TEXT C492)	E-mail Address (TEXT 4086)
(314) 993-6200	(314) 810-3678
Telephone: Area code/phone number/extension (TEXT C493)	Telephone: Area code/phone number/extension (TEXT 8902)
(314) 993-6454	(314) 812-1531
FAX: Area code/phone number (TEXT C494)	FAX: Area code/phone number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact
COLLEEN SHEA	
Name (TEXT C366)	Name (TEXT C371)
VP	
Title (TEXT C367)	Title (TEXT C372)
cshea@enterprisebank.com	
E-mail Address (TEXT C368)	E-mail Address (TEXT C373)
(314) 993-6200	
Telephone: Area code/phone number/extension (TEXT C369)	Telephone: Area code/phone number/extension (TEXT C374)
(314) 993-6454	
FAX: Area code/phone number (TEXT C370)	FAX: Area code/phone number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank's USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank's option. Enter "none" for the contact's e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact

SHAWNA MUZAR
Name (TEXT C437)

BSA/AML SPECIALIST
Title (TEXT C438)

SMUZAR@ENTERPRISEBANK.COM
E-mail Address (TEXT C439)

(816) 505-7513
Telephone: Area code/phone number/extension (TEXT C440)

Secondary Contact

ROBYN HEIDGER
Name (TEXT C442)

VP, BSA OFFICER
Title (TEXT C443)

RHEIDGER@ENTERPRISEBANK.COM
E-mail Address (TEXT C444)

(314) 810-3735
Telephone: Area code/phone number/extension (TEXT C445)

Third Contact

Name (TEXT C870)

Title (TEXT C871)

E-mail Address (TEXT C872)

Telephone: Area code/phone number/extension (TEXT C873)

Fourth Contact

Name (TEXT C875)

Title (TEXT C876)

E-mail Address (TEXT C877)

Telephone: Area code/phone number/extension (TEXT C878)

ENTERPRISE BANK & TRUST
Legal Title of Bank
CLAYTON
City
MO 63105
State Zip Code
FDIC Certificate Number: 27237
Printed on 3/2/2012 at 4:59 PM

Consolidated Report of Income
for the period January 1, 2011 – December 31, 2011

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI—Income Statement

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	
1. Interest Income:			
a. Interest and fee income on loans:			
(1) Loans secured by real estate:			
(a) Loans secured by 1-4 family residential properties	4435	11,548	1.a.1.a
(b) All other loans secured by real estate	4436	63,431	1.a.1.b
(2) Commercial and industrial loans	4012	40,924	1.a.2
(3) Loans to individuals for household, family, and other personal expenditures:			
(a) Credit cards	B485	0	1.a.3.a
(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B486	644	1.a.3.b
(4) Loans to foreign governments and official institutions	4056	0	1.a.4
(5) All other loans (1)	4058	12,915	1.a.5
(6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	4010	**129,462**	1.a.6
b. Income from lease financing receivables	4065	0	1.b
c. Interest income on balances due from depository institutions (2)	4115	580	1.c
d. Interest and dividend income on securities:			
(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	B488	902	1.d.1
(2) Mortgage-backed securities	B489	10,016	1.d.2
(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)	4060	919	1.d.3
e. Interest income from trading assets	4069	0	1.e
f. Interest income on federal funds sold and securities purchased under agreements to resell	4020	2	1.f
g. Other interest income	4518	240	1.g
h. Total interest income (sum of items 1.a.(6) through 1.g)	4107	**142,101**	1.h
2. Interest expense:			
a. Interest on deposits:			
(1) Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	4508	362	2.a.1
(2) Nontransaction accounts:			
(a) Savings deposits (includes MMDAs)	0093	8,547	2.a.2.a
(b) Time deposits of $100,000 or more	A517	6,555	2.a.2.b
(c) Time deposits of less than $100,000	A518	5,473	2.a.2.c
b. Expense of federal funds purchased and securities sold under agreements to repurchase	4180	432	2.b
c. Interest on trading liabilities and other borrowed money	4185	3,550	2.c

(1)Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."
(2) Includes interest income on time certificates of deposit not held for trading.

Schedule RI—Continued

Dollar Amounts in Thousands	RIAD	Year-to-date Bil | Mil | Thou		RIAD	Bil | Mil | Thou	
2. Interest expense (continued):						
d. Interest on subordinated notes and debentures	4200	270	2.d			
e. Total interest expense (sum of items 2.a through 2.d)	4073	25,189	2.e			
3. Net interest income (item 1.h minus 2.e)				4074	116,912	3
4. Provision for loan and lease losses				4230	16,103	4
5. Noninterest income:						
a. Income from fiduciary activities (1)	4070	6,169	5.a			
b. Service charges on deposit accounts	4080	4,998	5.b			
c. Trading revenue (2)	A220	3,644	5.c			
d. (1) Fees and commissions from securities brokerage	C886	0	5.d.1			
(2) Investment banking, advisory, and underwriting fees and commissions	C888	0	5.d.2			
(3) Fees and commissions from annuity sales	C887	361	5.d.3			
(4) Underwriting income from insurance and reinsurance activities	C386	0	5.d.4			
(5) Income from other insurance activities	C387	312	5.d.5			
e. Venture capital revenue	B491	0	5.e			
f. Net servicing fees	B492	0	5.f			
g. Net securitization income	B493	0	5.g			
h. Not applicable						
i. Net gains (losses) on sales of loans and leases	5416	255	5.i			
j. Net gains (losses) on sales of other real estate owned	5415	862	5.j			
k. Net gains (losses) on sales of other assets (excluding securities)	B496	(397)	5.k			
l. Other noninterest income*	B497	(178)	5.l			
m. Total noninterest income (sum of items 5.a through 5.l)				4079	16,026	5.m
6. a. Realized gains (losses) on held-to-maturity securities				3521	0	6.a
b. Realized gains (losses) on available-for-sale securities				3196	1,450	6.b
7. Noninterest expense:						
a. Salaries and employee benefits	4135	35,504	7.a			
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	4217	10,042	7.b			
c. (1) Goodwill impairment losses	C216	0	7.c.1			
(2) Amortization expense and impairment losses for other intangible assets	C232	998	7.c.2			
d. Other noninterest expense*	4092	27,056	7.d			
e. Total noninterest expense (sum of items 7.a through 7.d)				4093	73,600	7.e
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)				4301	44,685	8
9. Applicable income taxes (on item 8)				4302	15,153	9
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)				4300	29,532	10
11. Extraordinary items and other adjustments, net of income taxes*				4320	0	11
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)				G104	29,532	12
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)				G103	0	13
14. Net income (loss) attributable to bank (item 12 minus item 13)				4340	29,532	14

* Describe on Schedule RI-E—Explanations

(1) For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.

Schedule RI—Continued

Memoranda — Dollar Amounts in Thousands	RIAD	Year-to-date Bil | Mil | Thou	
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	4513	229	M.1
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (1)			
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	8431	295	M.2
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	4313	1,628	M.3
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	4507	695	M.4
		Number	
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	4150	449	M.5
Memorandum item 6 is to be completed by: (1) *• banks with $300 million or more in total assets, and* *• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.*			
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	4024	4	M.6
	RIAD	CCYY/MM/DD	
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank's acquisition (2)	9106	0	M.7

8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c) *Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.*	RIAD	Year-to-date Bil | Mil | Thou	
a. Interest rate exposures	8757	0	M.8.a
b. Foreign exchange exposures	8758	0	M.8.b
c. Equity security and index exposures	8759	0	M.8.c
d. Commodity and other exposures	8760	3,644	M.8.d
e. Credit exposures	F186	0	M.8.e
Memoranda Items 8.f and 8.g are to be completed by banks $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above.(1)			
f. Impact on trading revenue of changes in the creditworthiness of the bank's derivatives counterparties on the bank's derivative assets (included in Memorandum items 8.a. through 8.e above)	K090	N/A	M.8.f
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank's derivative liabilities (included in Memorandum items 8.a. through 8.e above)	K094	N/A	M.8.g
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			
a. Net gains (losses) on credit derivatives held for trading	C889	0	M.9.a
b. Net gains (losses) on credit derivatives held for purposes other than trading	C890	0	M.9.b
10. To be completed by banks with $300 million or more in total assets:(1) Credit losses on derivatives (see instructions)	A251	0	M.10

	RIAD	YES / NO	
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	A530	NO	M.11

Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, part I, Memorandum items 8.b and 8.c.	RIAD	Year-to-date Bil | Mil | Thou	
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	F228	N/A	M.12

(1) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

(2)For example, a bank acquired on March 1, 2011, would report 2011/03/01

Schedule RI—Continued

Memoranda — Continued Dollar Amounts in Thousands	RIAD	Year-to-date Bil | Mil | Thou	
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.			
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			
a. Net gains (losses) on assets	F551	436	M.13.a
(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	F552	0	M.13.a.1
b. Net gains (losses) on liabilities	F553	0	M.13.b
(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	F554	0	M.13.b.1
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:			
a. Total other-than-temporary impairment losses	J319	0	M.14.a
b. Portion of losses recognized in other comprehensive income (before income taxes)	J320	0	M.14.b
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	J321	0	M.14.c

Schedule RI-A—Changes in Bank Equity Capital

Indicate decreases and losses in parentheses. Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	
1. Total bank equity capital most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	3217	225,986	1
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	B507	0	2
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	B508	**225,986**	3
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	4340	29,532	4
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	B509	0	5
6. Treasury stock transactions, net	B510	0	6
7. Changes incident to business combinations, net	4356	0	7
8. LESS: Cash dividends declared on preferred stock	4470	0	8
9. LESS: Cash dividends declared on common stock	4460	0	9
10. Other comprehensive income(1)	B511	4,175	10
11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)	4415	20,000	11
12. Total bank equity capital end of current period (sum of items 3 through 11)(must equal Schedule RC, item 27.a)	3210	**279,693**	12

* Describe on Schedule RI-E - Explanations.

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.	(Column A) Charge-offs(1)		(Column B) Recoveries		
	Calendar year-to-date				
Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	RIAD	Bil | Mil | Thou	
1. Loans secured by real estate:					
a. Construction, land development, and other land loans:					
(1) 1-4 family residential construction loans	C891	1,761	C892	322	1.a.1
(2) Other construction loans and all land development and other land loans	C893	8,933	C894	93	1.a.2
b. Secured by farmland	3584	52	3585	0	1.b
c. Secured by 1-4 family residential properties:					
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	5411	152	5412	12	1.c.1
(2) Closed-end loans secured by 1-4 family residential properties:					
(a) Secured by first liens	C234	1,361	C217	255	1.c.2.a
(b) Secured by junior liens	C235	459	C218	37	1.c.2.b
d. Secured by multifamily (5 or more) residential properties	3588	323	3589	0	1.d
e. Secured by nonfarm nonresidential properties:					
(1) Loans secured by owner-occupied nonfarm nonresidential properties	C895	903	C896	314	1.e.1
(2) Loans secured by other nonfarm nonresidential properties	C897	1,263	C898	415	1.e.2
2. Loans to depository institutions and acceptances of other banks	4481	0	4482	0	2
3. Not applicable					
4. Commercial and industrial loans	4638	6,027	4608	583	4
5. Loans to individuals for household, family, and other personal expenditures:					
a. Credit cards	B514	0	B515	0	5.a
b. Automobile Loans	K129	0	K133	0	5.b
c. Other consumer Loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	K205	96	K206	60	5.c
6. Loans to foreign governments and official institutions	4643	0	4627	0	6
7. All other loans (2)	4644	0	4628	0	7
8. Lease financing receivables	4266	0	4267	0	8
9. Total (sum of items 1 through 8)	4635	**21,330**	4605	**2,091**	9

(1) Include write-downs arising from transfers of loans to a held-for-sale account.

(2) Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

Schedule RI-B Continued

Part I. Continued

Memoranda

Dollar Amounts in Thousands	RIAD	(Column A) Charge-offs(1) Calendar year-to-date Bil | Mil | Thou	RIAD	(Column B) Recoveries Calendar year-to-date Bil | Mil | Thou	
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	5409	0	5410	0	M.1
2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:(2)					
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	4652	0	4662	0	M.2.a
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	4654	0	4664	0	M.2.b
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	4646	0	4618	0	M.2.c
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	F185	0	F187	0	M.2.d
3. Memorandum item 3 is to be completed by:(2) *• banks with $300 million or more in total assets, and* *• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:* Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	4655	0	4665	0	M.3

Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

	RIAD	Calendar year-to-date Bil | Mil | Thou	
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	C388	N/A	M.4

(1) Include write-downs arising from transfers of loans to a held-for-sale account.

(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RI-B Continued

Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	
1. Balance most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	B522	42,760	1
2. Recoveries (must equal part I, item 9, column B, above)	4605	2,091	2
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	C079	**21,330**	3
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	5523	0	4
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	4230	16,103	5
6. Adjustments* (see instructions for this schedule)	C233	0	6
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	3123	**39,624**	7

* Describe on Schedule RI-E—Explanations.

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	
Memoranda			
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	C435	0	M.1
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.			
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	C389	N/A	M.2
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	C390	N/A	M.3
Memorandum item 4 is to be completed by all banks.			
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	C781	2,803	M.4

Schedule RI-E—Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar Amounts in Thousands		Year-to-date RIAD	Bil | Mil | Thou	
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:				
a. Income and fees from the printing and sale of checks		C013	0	1.a
b. Earnings on/increase in value of cash surrender value of life insurance		C014	926	1.b
c. Income and fees from automated teller machines (ATMs)		C016	92	1.c
d. Rent and other income from other real estate owned		4042	762	1.d
e. Safe deposit box rent		C015	69	1.e
f. Net change in the fair values of financial instruments accounted for under a fair value option		F229	436	1.f
g. Bank card and credit card interchange fees		F555	997	1.g
h. Gains on bargain purchases		J447	0	1.h
TEXT				
i. 4461 Accretion on Indemnification Assets		4461	(4,562)	1.i
j. 4462		4462	0	1.j
k. 4463		4463	0	1.k
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:				
a. Data processing expenses		C017	3,159	2.a
b. Advertising and marketing expenses		0497	0	2.b
c. Directors' fees		4136	0	2.c
d. Printing, stationery, and supplies		C018	0	2.d
e. Postage		8403	906	2.e
f. Legal fees and expenses		4141	10,703	2.f
g. FDIC deposit insurance assessments		4146	3,216	2.g
h. Accounting and auditing expenses		F556	0	2.h
i. Consulting and advisory expenses		F557	2,396	2.i
j. Automated teller machine (ATM) and interchange expenses		F558	0	2.j
k. Telecommunications expenses		F559	0	2.k
TEXT				
l. 4464		4464	0	2.l
m. 4467		4467	0	2.m
n. 4468		4468	0	2.n
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments): TEXT				
a.(1) 4469		4469	0	3.a.1
(2) Applicable income tax effect	4486 0			3.a.2
b.(1) 4487		4487	0	3.b.1
(2) Applicable income tax effect	4488 0			3.b.2
c.(1) 4489		4489	0	3.c.1
(2) Applicable income tax effect	4491 0			3.c.2

Schedule RI-E—Continued

Dollar Amounts in Thousands		RIAD	Year-to-date Bil | Mil | Thou	
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):				
a.	TEXT B526	B526	0	4.a
b.	TEXT B527	B527	0	4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):				
a.	TEXT 4498 Capital Injection	4498	20,000	5.a
b.	4499	4499	0	5.b
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):				
a.	TEXT 4521	4521	0	6.a
b.	4522	4522	0	6.b

7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

	RIAD	YES / NO	
Comments?	4769	NO	7

Other explanations (please type or print clearly):

TEXT (70 characters per line)

4769	

ENTERPRISE BANK & TRUST
Legal Title of Bank
CLAYTON
City
MO 63105
State Zip Code
FDIC Certificate Number: 27237
Printed on 3/2/2012 at 4:59 PM

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 2011

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou	
ASSETS					
1. Cash and balances due from depository institutions (from Schedule RC-A):					
a. Noninterest-bearing balances and currency and coin(1)			0081	19,651	1.a
b. Interest-bearing balances(2)			0071	169,852	1.b
2. Securities:					
a. Held-to-maturity securities (from Schedule RC-B, column A)			1754	0	2.a
b. Available-for-sale securities (from Schedule RC-B, column D)			1773	593,182	2.b
3. Federal funds sold and securities purchased under agreements to resell:					
a. Federal funds sold			B987	143	3.a
b. Securities purchased under agreements to resell(3)			B989	0	3.b
4. Loans and lease financing receivables (from Schedule RC-C):					
a. Loans and leases held for sale			5369	6,541	4.a
b. Loans and leases, net of unearned income	B528	2,197,144			4.b
c. LESS: Allowance for loan and lease losses (must equal Report of Income Schedule RI B, part II, item 7)	3123	39,624			4.c
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			B529	**2,157,520**	4.d
5. Trading assets (from Schedule RC-D)			3545	50,446	5
6. Premises and fixed assets (including capitalized leases)			2145	18,986	6
7. Other real estate owned (from Schedule RC-M)			2150	54,098	7
8. Investments in unconsolidated subsidiaries and associated companies			2130	0	8
9. Direct and indirect investments in real estate ventures			3656	0	9
10. Intangible assets:					
a. Goodwill			3163	30,334	10.a
b. Other intangible assets (from Schedule RC-M)			0426	9,285	10.b
11. Other assets (from Schedule RC-F)			2160	257,120	11
12. Total assets (sum of items 1 through 11)			2170	**3,367,158**	12

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements, regardless of maturity.

Schedule RC - Continued

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou	
LIABILITIES					
13. Deposits:					
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)			2200	2,812,354	13.a
(1) Noninterest-bearing(1)	6631	607,200			13.a.1
(2) Interest-bearing	6636	2,205,154			13.a.2
b. Not applicable					
14. Federal funds purchased and securities sold under agreements to repurchase:					
a. Federal funds purchased(2)			B993	0	14.a
b. Securities sold under agreements to repurchase(3)			B995	154,545	14.b
15. Trading liabilities (from Schedule RC-D)			3548	0	15
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			3190	102,000	16
17. and 18. Not applicable					
19. Subordinated notes and debentures(4)			3200	2,500	19
20. Other liabilities (from Schedule RC-G)			2930	16,010	20
21. Total liabilities (sum of items 13 through 20)			2948	**3,087,409**	21
22. Not applicable					
EQUITY CAPITAL					
Bank Equity Capital					
23. Perpetual preferred stock and related surplus			3838	0	23
24. Common stock			3230	4,156	24
25. Surplus (excludes all surplus related to preferred stock)			3839	178,776	25
26. a. Retained earnings			3632	93,159	26.a
b. Accumulated other comprehensive income(5)			B530	3,602	26.b
c. Other equity capital components (6)			A130	0	26.c
27. a. Total bank equity capital (sum of items 23 through 26.c)			3210	**279,693**	27.a
b. Noncontrolling (minority) interests in consolidated subsidiaries			3000	56	27.b
28. Total equity capital (sum of items 27.a and 27.b)			G105	**279,749**	28
29. Total liabilities and equity capital (sum of items 21 and 28)			3300	**3,367,158**	29

Memoranda

To be reported with the March Report of Condition.

	RCON	Number	
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2010	6724	N/A	M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

To be reported with the March Report of Condition.

	RCON	**MM / DD**	
2. Bank's fiscal year-end date	8678	N/A	M.2

(1) Includes noninterest-bearing demand, time, and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3) Includes all securities repurchase agreements, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC-A—Cash and Balances Due From Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets.
Exclude assets held for trading.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Cash items in process of collection, unposted debits, and currency and coin:			
a. Cash items in process of collection and unposted debits	0020	35,176	1.a
b. Currency and coin	0080	5,716	1.b
2. Balances due from depository institutions in the U.S.:			
a. U.S. branches and agencies of foreign banks	0083	0	2.a
b. Other commercial banks in the U.S. and other depository institutions in the U.S.	0085	637	2.b
3. Balances due from banks in foreign countries and foreign central banks:			
a. Foreign branches of other U.S. banks	0073	0	3.a
b. Other banks in foreign countries and foreign central banks	0074	0	3.b
4. Balances due from Federal Reserve Banks	0090	147,973	4
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	0010	**189,502**	5

Schedule RC-B—Securities

Exclude assets held for trading.

	Held-to-maturity				Available-for-sale				
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value		
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
1. U.S. Treasury securities	0211	0	0213	0	1286	0	1287	0	1
2. U.S. Government agency obligations (exclude mortgage-backed securities):									
a. Issued by U.S. Government-agencies(1)	1289	0	1290	0	1291	0	1293	0	2.a
b. Issued by U.S. Government-sponsored agencies(2)	1294	0	1295	0	1297	126,305	1298	126,917	2.b
3. Securities issued by states and political subdivisions in the U.S.	8496	0	8497	0	8498	38,489	8499	39,837	3

(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Schedule RC-B—Continued

Dollar Amounts in Thousands	Held-to-maturity				Available-for-sale				
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value		
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
4. Mortgage-backed securities (MBS):									
a. Residential mortgage pass-through securities:									
(1) Guaranteed by GNMA	G300	0	G301	0	G302	6,099	G303	6,331	4.a.1
(2) Issued by FNMA and FHLMC	G304	0	G305	0	G306	178,148	G307	181,733	4.a.2
(3) Other pass-through securities	G308	0	G309	0	G310	0	G311	0	4.a.3
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):									
(1) Issued or guaranteed by **U.S. Government agencies or sponsored agencies.(1)**	G312	0	G313	0	G314	238,514	G315	238,364	4.b.1
(2) Collateralized by MBS issued or guaranteed by **U.S. Government agencies or sponsored agencies.(1)**	G316	0	G317	0	G318	0	G319	0	4.b.2
(3) All other residential MBS	G320	0	G321	0	G322	0	G323	0	4.b.3
c. Commercial MBS:									
(1) Commercial mortgage pass-through securities:									
(a). Issued or guaranteed by FNMA,FHLMC or GNMA	K142	0	K143	0	K144	0	K145	0	4.c.1.a
(b). Other pass-through securities	K146	0	K147	0	K148	0	K149	0	4.c.1.b
(2) Other commercial MBS:									
(a). Issued or guaranteed by **U.S. Government agencies or sponsored agencies(1)**	K150	0	K151	0	K152	0	K153	0	4.c.2.a
(b). All other commercial MBS	K154	0	K155	0	K156	0	K157	0	4.c.2.b

(1) U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Schedule RC-B—Continued

Dollar Amounts in Thousands	Held-to-maturity (Column A) Amortized Cost RCON	Bil | Mil | Thou	(Column B) Fair Value RCON	Bil | Mil | Thou	Available-for-sale (Column C) Amortized Cost RCON	Bil | Mil | Thou	(Column D) Fair Value RCON	Bil | Mil | Thou	
5. Asset-backed securities and structured financial products:									
a. Asset-backed securities (ABS)	C026	0	C988	0	C989	0	C027	0	5.a
b. Structured financial products:									
(1) Cash	G336	0	G337	0	G338	0	G339	0	5.b.1
(2) Synthetic	G340	0	G341	0	G342	0	G343	0	5.b.2
(3) Hybrid	G344	0	G345	0	G346	0	G347	0	5.b.3
6. Other debt securities:									
a. Other domestic debt securities	1737	0	1738	0	1739	0	1741	0	6.a
b. Foreign debt securities	1742	0	1743	0	1744	0	1746	0	6.b
7. Investments in mutual funds and other equity securities with readily determinable fair values(1)					A510	0	A511	0	7
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	1754	**0**	1771	**0**	1772	**587,555**	1773	**593,182**	8

(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.

Schedule RC-B—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Pledged securities(1)	0416	313,740	M.1
2. Maturity and repricing data for debt securities(1,2) (excluding those in nonaccrual status):			
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3,4)			
(1) Three months or less	A549	2,661	M.2.a.1
(2) Over three months through 12 months	A550	277	M.2.a.2
(3) Over one year through three years	A551	2,382	M.2.a.3
(4) Over three years through five years	A552	71,694	M.2.a.4
(5) Over five years through 15 years	A553	87,229	M.2.a.5
(6) Over 15 years	A554	2,511	M.2.a.6
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3,5)			
(1) Three months or less	A555	7,022	M.2.b.1
(2) Over three months through 12 months	A556	0	M.2.b.2
(3) Over one year through three years	A557	0	M.2.b.3
(4) Over three years through five years	A558	0	M.2.b.4
(5) Over five years through 15 years	A559	150,256	M.2.b.5
(6) Over 15 years	A560	30,796	M.2.b.6
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)			
(1) Three years or less	A561	119,398	M.2.c.1
(2) Over three years	A562	118,966	M.2.c.2
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	A248	377	M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	1778	0	M.3
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			
a. Amortized cost	8782	0	M.4.a
b. Fair value	8783	0	M.4.b

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

Schedule RC-B—Continued

Memoranda — Continued

Dollar Amounts in Thousands	Held-to-maturity				Available-for-sale				
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value		
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.(1)									
5. Asset-backed securities (ABS)(for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):									
a. Credit card receivables	B838	0	B839	0	B840	0	B841	0	M.5.a
b. Home equity lines	B842	0	B843	0	B844	0	B845	0	M.5.b
c. Automobile loans	B846	0	B847	0	B848	0	B849	0	M.5.c
d. Other consumer loans	B850	0	B851	0	B852	0	B853	0	M.5.d
e. Commercial and industrial loans	B854	0	B855	0	B856	0	B857	0	M.5.e
f. Other	B858	0	B859	0	B860	0	B861	0	M.5.f

(1) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RC-B—Continued

Memoranda — Continued	Held-to-maturity				Available-for-sale				
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value		
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B sum of items 5.b(1) through (3)):									
a. Trust preferred securities issued by financial institutions	G348	0	G349	0	G350	0	G351	0	M.6.a
b. Trust preferred securities issued by real estate investment trusts	G352	0	G353	0	G354	0	G355	0	M.6.b
c. Corporate and similar loans	G356	0	G357	0	G358	0	G359	0	M.6.c
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	G360	0	G361	0	G362	0	G363	0	M.6.d
e. 1-4 family residential MBS not issued or guaranteed by GSEs	G364	0	G365	0	G366	0	G367	0	M.6.e
f. Diversified (mixed) pools of structured financial products	G368	0	G369	0	G370	0	G371	0	M.6.f
g. Other collateral or reference assets	G372	0	G373	0	G374	0	G375	0	M.6.g

Schedule RC-C—Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets(1)		(Column B) To Be Completed by All Banks		
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
1. Loans secured by real estate:					
a. Construction, land development, and other land loans:					
(1) 1-4 family residential construction loans			F158	32,384	1.a.1
(2) Other construction loans and all land development and other land loans			F159	173,213	1.a.2
b. Secured by farmland (including farm residential and other improvements)			1420	8,469	1.b
c. Secured by 1-4 family residential properties:					
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			1797	55,109	1.c.1
(2) Closed-end loans secured by 1-4 family residential properties:					
(a) Secured by first liens			5367	167,395	1.c.2.a
(b) Secured by junior liens			5368	11,900	1.c.2.b
d. Secured by multifamily (5 or more) residential properties			1460	63,051	1.d
e. Secured by nonfarm nonresidential properties:					
(1) Loans secured by owner-occupied nonfarm nonresidential properties			F160	389,048	1.e.1
(2) Loans secured by other nonfarm nonresidential properties			F161	489,196	1.e.2
2. Loans to depository institutions and acceptances of other banks			1288	0	2
a. To commercial banks in the U.S.:					
(1) To U.S. branches and agencies of foreign banks	B532	0			2.a.1
(2) To other commercial banks in the U.S.	B533	0			2.a.2
b. To other depository institutions in the U.S.	B534	0			2.b
c. To banks in foreign countries:					
(1) To foreign branches of other U.S. banks	B536	0			2.c.1
(2) To other banks in foreign countries	B537	0			2.c.2
3. Loans to finance agricultural production and other loans to farmers			1590	0	3
4. Commercial and industrial loans			1766	799,624	4
a. To U.S. addressees (domicile)	1763	799,624			4.a
b. To non-U.S. addressees (domicile)	1764	0			4.b
5. Not applicable					
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					
a. Credit cards			B538	0	6.a
b. Other revolving credit plans			B539	2,134	6.b
c. Automobile Loans			K137	0	6.c
d. Other consumer loans (includes single payment, installment, and all student loans)			K207	6,643	6.d
7. Loans to foreign governments and official institutions (including foreign central banks)			2081	0	7
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.			2107	329	8

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RC-C—Continued

Part I. Continued

Dollar Amounts in Thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets(1) RCON	Bil | Mil | Thou	(Column B) To Be Completed by All Banks RCON	Bil | Mil | Thou	
9. Loans to nondepository financial institutions and other loans:					
a. Loans to nondepository financial institutions			J454	0	9.a
b. Other loans			J464	5,528	9.b
(1) Loans for purchasing or carrying securities (secured and unsecured)	1545	4,357			9.b.1
(2) All other loans (exclude consumer loans)	J451	1,171			9.b.2
10. Lease financing receivables (net of unearned income)			2165	0	10
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	F162	0			10.a
b. All other leases	F163	0			10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above			2123	338	11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			2122	2,203,685	12

Memoranda — Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
1.Loans restructured in troubled debt restructurings that are in compliance with their modified terms(included in Schedule RC-C, Part 1, and not reported as past due or nonaccrual in Schedule RC-N,Memorandum item 1):					
a.Construction, land development, and other land loans:					
(1)1 - 4 family residential construction loans			K158	0	M.1.a.1
(2)Other construction loans and all land development and other land loans			K159	3,677	M.1.a.2
b. Loans secured by 1-4 residential properties			F576	223	M.1.b
c. Secured by multifamily (5 or more) residential properties			K160	0	M.1.c
d. Secured by nonfarm nonresidential properties:					
(1) Loans secured by owner-occupied nonfarm nonresidential properties			K161	443	M.1.d.1
(2) Loans secured by other nonfarm nonresidential properties			K162	4,480	M.1.d.2
e. Commercial and Industrial loans:			K256	1,159	M.1.e
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total asstes. (Sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e)					
(1) To U.S.addressees (domicile)	K163	1,159			M.1.e.1
(2) To non-U.S. addressees (domicile)	K164	0			M.1.e.2
f. All other loans(include loans to individuals for household, family, and other personal expenditures)			K165	0	M.1.f
Itemize loan categories included in memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructutings that are in compliance with their modified terms(sum of memorandum items 1.a through 1.e plus 1.f):					
(1) Loans secured by farmland			K166	0	M.1.f.1
(2) Loans to depository institutions and acceptances of other banks			K167	0	M.1.f.2
(3) Not applicable					

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RC-C—Continued

Part I. Continued

Memoranda — Continued Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1.f. (4) Loans to individuals for household, family, and other personal expenditures:			
(a) Credit cards	K098	0	M.1.f.4(a)
(b) Automobile loans	K203	0	M.1.f.4(b)
(c) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	K204	0	M.1.f.4(c)
(5) Loans to foreign govenments and official instutuitions	K212	0	M.1.f.5
(6) Other loans(1)	K267	0	M.1.f.6
Memorandum item 1.f.(6)(a) is to be completed by(2):			
- Banks with $300 million or more in total assets			
- Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans			
(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC_C,part I, Memorandum item 1.f.(6), above	K168	0	M.1.f.6(a)
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:(3,4)			
(1) Three months or less	A564	19,913	M.2.a.1
(2) Over three months through 12 months	A565	33,462	M.2.a.2
(3) Over one year through three years	A566	64,214	M.2.a.3
(4) Over three years through five years	A567	21,565	M.2.a.4
(5) Over five years through 15 years	A568	3,844	M.2.a.5
(6) Over 15 years	A569	19,366	M.2.a.6
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:(3,5)			
(1) Three months or less	A570	270,378	M.2.b.1
(2) Over three months through 12 months	A571	596,994	M.2.b.2
(3) Over one year through three years	A572	614,239	M.2.b.3
(4) Over three years through five years	A573	336,190	M.2.b.4
(5) Over five years through 15 years	A574	162,719	M.2.b.5
(6) Over 15 years	A575	30,255	M.2.b.6
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	A247	920,747	M.2.c
3. Loans to finance commercial real estate, construction, and land development activities **(not secured by real estate)** included in Schedule RC-C, part I, items 4 and 9, column B(6)	2746	0	M.3
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	5370	37,078	M.4

(1) Includes "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and loans) of states and political subdivisions in the US.," and " Loans to nondepository financial institutions and other loans."

(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

(3) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(6) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.

Schedule RC-C—Continued

Part I. Continued

Memoranda — Continued (Dollar Amounts in Thousands)	RCON	Bil | Mil | Thou	
5. To be completed by banks with $300 million or more in total assets:(1)			
Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	B837	0	M.5
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Perfomance Report purposes.			
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a.	C391	N/A	M.6
Memorandum item 7 is to be completed by all banks.			
7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):			
a. Outstanding balance	C779	530,086	M.7.a
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	C780	300,610	M.7.b
8. Closed-end loans with negative amortization features secured by 1–4 family residential properties:			
a. Total carrying amount of closed-end loans with negative amortization features secured by 1–4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and (b))	F230	0	M.8.a
Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1–4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a.) as of December 31, 2010, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, part I, item 12, column B).			
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1–4 family residential properties	F231	N/A	M.8.b
c. Total amount of negative amortization on closed-end loans secured by 1–4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	F232	N/A	M.8.c
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	F577	2,604	M.9
Memorandum items 10 and 11 are to be completed by banks that have elected to measure loans included in Schedule RC-C, part I, items 1 through 9, at fair value under a fair value option.			
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	F578	0	M.10.a.1
(2) Secured by farmland (including farm residential and other improvements)	F579	0	M.10.a.2
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F580	0	M.10.a.3.a
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	F581	0	M.10.a.3.b.1
(2) Secured by junior liens	F582	0	M.10.a.3.b.2
(4) Secured by multifamily (5 or more) residential properties	F583	0	M.10.a.4
(5) Secured by nonfarm nonresidential properties	F584	0	M.10.a.5
b. Commercial and industrial loans	F585	0	M.10.b
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit cards	F586	0	M.10.c.1
(2) Other revolving credit plans	F587	0	M.10.c.2
(3) Automobile loans	K196	0	M.10.c.3
(4) Other consumer loans (includes single payment, installment, and all student loans)	K208	0	M.10.c.4
d. Other loans	F589	0	M.10.d

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RC-C—Continued

Part I. Continued

Memoranda — Continued — Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	F590	0	M.11.a.1
(2) Secured by farmland (including farm residential and other improvements)	F591	0	M.11.a.2
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F592	0	M.11.a.3.a
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	F593	0	M.11.a.3.b.1
(2) Secured by junior liens	F594	0	M.11.a.3.b.2
(4) Secured by multifamily (5 or more) residential properties	F595	0	M.11.a.4
(5) Secured by nonfarm nonresidential properties	F596	0	M.11.a.5
b. Commercial and industrial loans	F597	0	M.11.b
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit cards	F598	0	M.11.c.1
(2) Other revolving credit plans	F599	0	M.11.c.2
(3) Automobile loans	K195	0	M.11.c.3
(4) Other consumer loans (includes single payment, installment, and all student loans)	K209	0	M.11.c.4
d. Other loans	F601	0	M.11.d

Dollar Amounts in Thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected		
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:							
a. Loans secured by real estate	G091	0	G092	0	G093	0	M.12.a
b. Commercial and industrial loans	G094	0	G095	0	G096	0	M.12.b
c. Loans to individuals for household, family, and other personal expenditures	G097	0	G098	0	G099	0	M.12.c
d. All other loans and all leases	G100	0	G101	0	G102	0	M.12.d

Schedule RC-C—Continued

Part I. Continued

Memoranda — Continued (Dollar Amounts in Thousands)		Bil | Mil | Thou	
Memorandum item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC-C, part I, item 1.a, column B) that exceeded 100 percent of total risk-based capital (as reported in Schedule RC-R, item 21) as of December 31, 2010.	RCON		
13. Construction, land development, and other land loans with interest reserves:			
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	G376	N/A	M.13.a
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1a.(1)(b))	RIAD G377	N/A	M.13.b
Memorandum item 14 is to be completed by all banks.	RCON		
14. Pledged loans and leases	G378	1,178,344	M.14
Memorandum item 15 is to be completed for the December report only.			
15. Reverse mortgages:			
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):	RCON	Bil | Mil | Thou	
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J466	0	M.15.a.1
(2) Proprietary reverse mortgages	J467	0	M.15.a.2
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:	RCON	Number	
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J468	0	M.15.b.1
(2) Proprietary reverse mortgages	J469	0	M.15.b.2
c. Principal amount of reverse mortgage originations that have been sold during the year:	RCON	Bil | Mil | Thou	
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J470	0	M.15.c.1
(2) Proprietary reverse mortgages	J471	0	M.15.c.2

Schedule RC-C—Continued

Part II. Loans to Small Businesses and Small Farms

Report the number and amount currently outstanding as of the report date of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

	RCON	YES / NO	
1. Indicate in the box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4, (1) have original amounts of $ 100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place the word "NO" in the box to the right.)	6999	NO	1

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

	RCON	Number of Loans	
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			
a. "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.)	5562	N/A	2.a
b. "Commercial and industrial loans " reported in Schedule RC-C, part I, item 4.1 (Note: Item 4,(1) divided by the number of loans should NOT exceed $100,000.)	5563	N/A	2.b

Dollar Amounts in Thousands	RCON	(Column A) Number of Loans	RCON	(Column B) Amount Currently Outstanding Bil | Mil | Thou	
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, sum of items 1.e.(1) and 1.e.(2)):					
a. With original amounts of $100,000 or less	5564	84	5565	5,060	3.a
b. With original amounts of more than $100,000 through $250,000	5566	144	5567	22,297	3.b
c. With original amounts of more than $250,000 through $1,000,000	5568	342	5569	148,733	3.c
4. Number and amount currently outstanding of "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4 1 (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4 1):					
a. With original amounts of $100,000 or less	5570	542	5571	23,742	4.a
b. With original amounts of more than $100,000 through $250,000	5572	263	5573	36,001	4.b
c. With original amounts of more than $250,000 through $1,000,000	5574	398	5575	153,160	4.c

(1) Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I item 4.a, column A, "Commercial and industrial loans to U.S. addressees."

Schedule RC-C—Continued

Part II. Continued

Agricultural Loans to Small Farms

	RCON	YES / NO	
5. Indicate in the box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place the word "NO" in the box to the right.)	6860	NO	5

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

	RCON	Number of Loans	
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			
a. "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.)	5576	N/A	6.a
b. "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	5577	N/A	6.b

Dollar Amounts in Thousands	RCON	(Column A) Number of Loans	RCON	(Column B) Amount Currently Outstanding Bil | Mil | Thou	
7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):					
a. With original amounts of $100,000 or less	5578	4	5579	224	7.a
b. With original amounts of more than $100,000 through $250,000	5580	6	5581	970	7.b
c. With original amounts of more than $250,000 through $500,000	5582	1	5583	455	7.c
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):					
a. With original amounts of $100,000 or less	5584	0	5585	0	8.a
b. With original amounts of more than $100,000 through $250,000	5586	0	5587	0	8.b
c. With original amounts of more than $250,000 through $500,000	5588	0	5589	0	8.c

Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the four preceding calendar quarters.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
ASSETS			
1. U.S. Treasury securities	3531	0	1
2. U.S. Government agency obligations (exclude mortgage-backed securities)	3532	0	2
3. Securities issued by states and political subdivisions in the U.S.	3533	0	3
4. Mortgage-backed securities (MBS):			
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	G379	0	4.a
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies(1)(include CMOs, REMICs, and stripped MBS)	G380	0	4.b
c. All other residential MBS	G381	0	4.c
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies(1)	K197	0	4.d
e. All other commercial MBS	K198	0	4.e
5. Other debt securities			
a. Structured financial products:			
(1) Cash	G383	0	5.a.1
(2) Synthetic	G384	0	5.a.2
(3) Hybrid	G385	0	5.a.3
b. All other debt securities	G386	0	5.b
6. Loans:			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	F604	0	6.a.1
(2) Secured by farmland (including farm residential and other improvements)	F605	0	6.a.2
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F606	0	6.a.3.a
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	F607	0	6.a.3.b.1
(2) Secured by junior liens	F611	0	6.a.3.b.2
(4) Secured by multifamily (5 or more) residential properties	F612	0	6.a.4
(5) Secured by nonfarm nonresidential properties	F613	0	6.a.5
b. Commercial and industrial loans	F614	0	6.b
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit cards	F615	0	6.c.1
(2) Other revolving credit plans	F616	0	6.c.2
(3) Automobile Loans	K199	0	6.c.3
(4) Other consumer loans (includes single payment, installment, and all student loans)	K210	0	6.c.4
d. Other loans	F618	0	6.d
7. and 8. Not applicable			
9. Other trading assets	3541	50,446	9
10. Not applicable			
11. Derivatives with a positive fair value	3543	0	11
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	3545	**50,446**	12

LIABILITIES	RCON	Bil | Mil | Thou	
13. a. Liability for short positions	3546	0	13.a
b. Other trading liabilities	F624	0	13.b
14. Derivatives with a negative fair value	3547	0	14
15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)	3548	0	15

(1) U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Schedule RC-D - Continued

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	F625	0	M.1.a.1
(2) Secured by farmland (including farm residential and other improvements)	F626	0	M.1.a.2
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F627	0	M.1.a.3.a
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	F628	0	M.1.a.3.b.1
(2) Secured by junior liens	F629	0	M.1.a.3.b.2
(4) Secured by multifamily (5 or more) residential properties	F630	0	M.1.a.4
(5) Secured by nonfarm nonresidential properties	F631	0	M.1.a.5
b. Commercial and industrial loans	F632	0	M.1.b
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit cards	F633	0	M.1.c.1
(2) Other revolving credit plans	F634	0	M.1.c.2
(3) Automobile Loans	K200	0	M.1.c.3
(4) Other consumer loans (includes single payment, installment, and all student loans)	K211	0	M.1.c.4
d. Other loans	F636	0	M.1.d
2. Loans measured at fair value that are past due 90 days or more:			
a. Fair value	F639	0	M.2.a
b. Unpaid principal balance	F640	0	M.2.b
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			
a. Trust preferred securities issued by financial institutions	G299	0	M.3.a
b. Trust preferred securities issued by real estate investment trusts	G332	0	M.3.b
c. Corporate and similar loans	G333	0	M.3.c
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	G334	0	M.3.d
e. 1-4 family residential MBS not issued or guaranteed by GSEs	G335	0	M.3.e
f. Diversified (mixed) pools of structured financial products	G651	0	M.3.f
g. Other collateral or reference assets	G652	0	M.3.g
4. Pledged trading assets:			
a. Pleged securities	G387	0	M.4.a
b. Pledged Loans	G388	0	M.4.b
Memorandum items 5 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.			
5. Asset-backed securities:			
a. Credit card receivables	F643	N/A	M.5.a
b. Home equity lines	F644	N/A	M.5.b
c. Automobile loans	F645	N/A	M.5.c
d. Other consumer loans	F646	N/A	M.5.d
e. Commercial and industrial loans	F647	N/A	M.5.e
f. Other	F648	N/A	M.5.f
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	F651	N/A	M.6
7. Equity securities (included in Schedule RC-D, item 9, above):			
a. Readily determinable fair values	F652	N/A	M.7.a
b. Other	F653	N/A	M.7.b
8. Loans pending securitization	F654	N/A	M.8

Schedule RC-D - Continued

Memoranda - Continued

Dollar Amounts in Thousands		RCON	Bil | Mil | Thou	
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item): TEXT				
a.	F655 N/A	F655	N/A	M.9.a
b.	F656 N/A	F656	N/A	M.9.b
c.	F657 N/A	F657	N/A	M.9.c
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item): TEXT				
a.	F658 N/A	F658	N/A	M.10.a
b.	F659 N/A	F659	N/A	M.10.b
c.	F660 N/A	F660	N/A	M.10.c

Schedule RC-E—Deposit Liabilities

Dollar Amounts in Thousands	Transaction Accounts (Column A) Total transaction accounts (including total demand deposits)		Transaction Accounts (Column B) Memo: Total demand deposits(1) (included in column A)		Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs)		
Deposits of:	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
1. Individuals, partnerships, and corporations (include all certified and official checks)	B549	199,501			B550	2,452,157	1
2. U.S. Government	2202	0			2520	0	2
3. States and political subdivisions in the U.S.	2203	97,251			2530	14,038	3
4. Commercial banks and other depository institutions in the U.S.	B551	15,606			B552	33,801	4
5. Banks in foreign countries	2213	0			2236	0	5
6. Foreign governments and official institutions (including foreign central banks)	2216	0			2377	0	6
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	2215	**312,358**	2210	224,787	2385	**2,499,996**	7

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	6835	121,581	M.1.a
b. Total brokered deposits	2365	283,393	M.1.b
c. Fully insured brokered deposits (included in Memorandum item 1.b above):(2)			
(1) Brokered deposits of less than $100,000	2343	148,461	M.1.c.1
(2) Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	J472	72,126	M.1.c.2
d. Maturity data for brokered deposits:			
(1) Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	A243	73,866	M.1.d.1
(2) Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	K219	68,245	M.1.d.2
(3) Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	K220	62,806	M.1.d.3
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) **(to be completed for the December report only)**	5590	95,361	M.1.e
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	K223	2,314	M.1.f
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			
a. Savings deposits:			
(1) Money market deposit accounts (MMDAs)	6810	932,405	M.2.a.1
(2) Other savings deposits (excludes MMDAs)	0352	751,389	M.2.a.2
b. Total time deposits of less than $100,000	6648	393,556	M.2.b
c. Total time deposits of $100,000 through $250,000	J473	300,147	M.2.c
d. Total time deposits of more than $250,000	J474	122,498	M.2.d
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum item 2.c and 2.d above	F233	72,556	M.2.e

(1) Includes interest-bearing and noninterest-bearing demand deposits.
(2) The dollar amounts used as the basis for reporting in Memorandum items 1.c.(1) and (2) reflect the deposit insurance limits in effect on the report date.

Schedule RC-E—Continued

Memoranda — Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
3. Maturity and repricing data for time deposits of less than $100,000:			
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:(1,2)			
(1) Three months or less	A579	70,936	M.3.a.1
(2) Over three months through 12 months	A580	136,422	M.3.a.2
(3) Over one year through three years	A581	139,594	M.3.a.3
(4) Over three years	A582	46,604	M.3.a.4
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)(3)	A241	207,358	M.3.b
4. Maturity and repricing data for time deposits of $100,000 or more:			
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:(1,4)			
(1) Three months or less	A584	75,414	M.4.a.1
(2) Over three months through 12 months	A585	147,869	M.4.a.2
(3) Over one year through three years	A586	79,647	M.4.a.3
(4) Over three years	A587	119,715	M.4.a.4
b. Time deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)(3)	K221	142,900	M.4.b
c. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)(3)	K222	80,383	M.4.c

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, sum of Memorandum items 2.c and 2.d.

Schedule RC-F—Other Assets

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou	
1. Accrued interest receivable(1)			B556	9,188	1
2. Net deferred tax assets(2)			2148	13,542	2
3. Interest-only strips receivable (not in the form of a security)(3)on:					
a. Mortgage loans			A519	0	3.a
b. Other financial assets			A520	0	3.b
4. Equity securities that DO NOT have readily determinable fair values(4)			1752	10,113	4
5. Life insurance assets					
a. General account life insurance assets			K201	4,211	5.a
b. Separate account life insurance assets			K202	481	5.b
c. Hybrid account life insurance assets			K270	21,504	5.c
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)			2168	198,081	6
a. Prepaid expenses (excluding prepaid assessments)	2166	0			6.a
b. Repossessed personal property (including vehicles)	1578	0			6.b
c. Derivatives with a positive fair value held for purposes other than trading	C010	0			6.c
d. Retained interests in accrued interest receivable related to securitized credit cards	C436	0			6.d
e. FDIC loss-sharing indemnification assets	J448	183,724			6.e
f. Prepaid deposit insurance assessments	J449	5,540			6.f
TEXT					
g. 3549	3549	0			6.g
h. 3550	3550	0			6.h
i. 3551	3551	0			6.i
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)			2160	**257,120**	7

(1) Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

Schedule RC-G—Other Liabilities

Dollar Amounts in Thousands			RCON	Bil | Mil | Thou	
1. a. Interest accrued and unpaid on deposits(1)			3645	1,618	1.a
b. Other expenses accrued and unpaid (includes accrued income taxes payable)			3646	9,808	1.b
2. Net deferred tax liabilities(2)			3049	0	2
3. Allowance for credit losses on off-balance sheet credit exposures			B557	0	3
4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)			2938	4,584	4
a. Accounts Payable	3066	1,141			4.a
b. Deferred compensation liabilities	C011	1,936			4.b
c. Dividends declared but not yet payable	2932	0			4.c
d. Derivatives with a negative fair value held for purposes other than trading	C012	0			4.d
TEXT					
e. 3552	3552	0			4.e
f. 3553	3553	0			4.f
g. 3554	3554	0			4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)			2930	**16,010**	5

(1) For savings banks, include "dividends" accrued and unpaid on deposits.
(2) See discussion of defered income taxes in Glossary entry on "income taxes."

Schedule RC-K—Quarterly Averages (1)

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
ASSETS			
1. Interest-bearing balances due from depository institutions	3381	215,142	1
2. U.S. Treasury securities and U.S. Government agency obligations(2) **(excluding mortgage-backed securities)**	B558	100,870	2
3. Mortgage-backed securities(2)	B559	401,984	3
4. All other securities(2,3) **(includes securities issued by states and political subdivisions in the U.S.)**	B560	37,023	4
5. Federal funds sold and securities purchased under agreements to resell	3365	1,420	5
6. Loans:			
a. Total loans	3360	2,258,519	6.a
b. Loans secured by real estate:			
(1) Loans secured by 1-4 family residential properties	3465	243,400	6.b.1
(2) All other loans secured by real estate	3466	1,190,519	6.b.2
c. Commercial and industrial loans	3387	764,084	6.c
d. Loans to individuals for household, family, and other personal expenditures:			
(1) Credit cards	B561	0	6.d.1
(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B562	9,701	6.d.2
7. To be completed by banks with $100 million or more in total assets:(4) Trading assets	3401	55,695	7
8. Lease financing receivables (net of unearned income)	3484	0	8
9. Total assets(5)	3368	3,375,890	9
LIABILITIES			
10. Interest-bearing transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	3485	219,147	10
11. Nontransaction accounts:			
a. Savings deposits (includes MMDAs)	B563	1,640,289	11.a
b. Time deposits of $100,000 or more	A514	465,407	11.b
c. Time deposits of less than $100,000	A529	389,614	11.c
12. Federal funds purchased and securities sold under agreements to repurchase	3353	112,748	12
13. To be completed by banks with $100 million or more in total assets:(4) Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	3355	102,000	13

Memorandum

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
Memorandum item 1 is to be completed by:(4) *• banks with $300 million or more in total assets, and* *• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.*			
1. Loans to finance agricultural production and other loans to farmers	3386	0	M.1

(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L—Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Unused commitments:			
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	3814	44,243	1.a
Items 1.a.(1) and 1.a.(2) are to be completed for the December report only.			
(1) Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)	J477	0	1.a.(1)
(2) Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)	J478	0	1.a.(2)
b. Credit card lines	3815	0	1.b
Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines.(1) (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)			
(1) Unused consumer credit card lines	J455	0	1.b.(1)
(2) Other unused credit card lines	J456	0	1.b.(2)
c. Commitments to fund commercial real estate, construction, and land development loans:			
(1) Secured by real estate:			
(a) 1–4 family residential construction loan commitments	F164	10,503	1.c.1.a
(b) Commercial real estate, other construction loan, and land development loan commitments	F165	19,536	1.c.1.b
(2) NOT secured by real estate	6550	0	1.c.2
d. Securities underwriting	3817	0	1.d
e. Other unused commitments:			
(1) Commercial and industrial loans	J457	424,774	1.e.(1)
(2) Loans to financial institutions	J458	0	1.e.(2)
(3) All other unused commitments	J459	48,602	1.e.(3)
2. Financial standby letters of credit	3819	34,462	2
Item 2.a is to be completed by banks with $1 billion or more in total assets.(1)			
a. Amount of financial standby letters of credit conveyed to others — 3820: 0			2.a
3. Performance standby letters of credit	3821	6,801	3
Item 3.a is to be completed by banks with $1 billion or more in total assets.(1)			
a. Amount of performance standby letters of credit conveyed to others — 3822: 0			3.a
4. Commercial and similar letters of credit	3411	2,710	4
5. Not applicable			
6. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	3433	0	6

7. Credit derivatives:	(Column A) Sold Protection		(Column B) Purchased Protection		
a. Notional amounts:	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
(1) Credit default swaps	C968	0	C969	0	7.a.(1)
(2) Total return swaps	C970	0	C971	0	7.a.(2)
(3) Credit options	C972	0	C973	0	7.a.(3)
(4) Other credit derivatives	C974	0	C975	0	7.a.(4)
b. Gross fair values:					
(1) Gross positive fair value	C219	0	C221	0	7.b.(1)
(2) Gross negative fair value	C220	0	C222	0	7.b.(2)

(1) The asset size tests and the $300 million credit card lines test are generally based on the total assets and credit card lines reported in June 30, 2010, Report of Condition.

Schedule RC-L—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
7.c. Notional amounts by regulatory capital treatment:(1)			
(1) Positions covered under the Market Risk Rule:			
(a) Sold protection	G401	0	7.c.(1)(a)
(b) Purchased protection	G402	0	7.c.(1)(b)
(2) All other positions:			
(a) Sold protection	G403	0	7.c.(2)(a)
(b) Purchased protection that is recognized as a guarantee for regulatory capital purposes	G404	0	7.c.(2)(b)
(c) Purchased protection that is not recognized as a guarantee for regulatory capital purposes	G405	0	7.c.(2)(c)

Dollar Amounts in Thousands	Remaining Maturity of: (Column A) One Year or Less		(Column B) Over One Year Through Five Years		(Column C) Over Five Years		
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
7.d. Notional amounts by remaining maturity:							
(1) Sold credit protection:(2)							
(a) Investment grade	G406	0	G407	0	G408	0	7.d.(1)(a)
(b) Subinvestment grade	G409	0	G410	0	G411	0	7.d.(1)(b)
(2) Purchased credit protection:(3)							
(a) Investment grade	G412	0	G413	0	G414	0	7.d.(2)(a)
(b) Subinvestment grade	G415	0	G416	0	G417	0	7.d.(2)(b)

			RCON	Tril | Bil | Mil | Thou	
8. Spot foreign exchange contracts			8765	0	8
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")			3430	24,716	9
TEXT					
a. Securities borrowed	3432	0			9.a
b. Commitments to purchase when-issued securities	3434	0			9.b
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank's behalf	C978	24,716			9.c
d. 3555	3555	0			9.d
e. 3556	3556	0			9.e
f. 3557	3557	0			9.f
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")			5591	0	10
TEXT					
a. Commitments to sell when-issued securities	3435	0			10.a
b. 5592	5592	0			10.b
c. 5593	5593	0			10.c
d. 5594	5594	0			10.d
e. 5595	5595	0			10.e

	RCON	Tril | Bil | Mil | Thou	
11. Year-to-date merchant credit card sales volume:			
a. Sales for which the reporting bank is the acquiring bank	C223	0	11.a
b. Sales for which the reporting bank is the agent bank with risk	C224	0	11.b

(1) Sum of items 7.c.(1)(a) and 7.c.(2)(a) must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b) and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
(2) Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
(3) Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

Schedule RC-L—Continued

Dollar Amounts in Thousands Derivatives Position Indicators	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts	
12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):	Tril |Bil |Mil |Thou	Tril |Bil |Mil |Thou	Tril |Bil |Mil |Thou	Tril |Bil |Mil |Thou	
a. Futures contracts	RCON 8693 0	RCON 8694 0	RCON 8695 0	RCON 8696 0	12.a
b. Forward contracts	RCON 8697 0	RCON 8698 0	RCON 8699 0	RCON 8700 0	12.b
c. Exchange-traded option contracts:					
(1) Written options	RCON 8701 0	RCON 8702 0	RCON 8703 0	RCON 8704 0	12.c.1
(2) Purchased options	RCON 8705 0	RCON 8706 0	RCON 8707 0	RCON 8708 0	12.c.2
d. Over-the-counter option contracts:					
(1) Written options	RCON 8709 533	RCON 8710 0	RCON 8711 0	RCON 8712 0	12.d.1
(2) Purchased options	RCON 8713 80,050	RCON 8714 0	RCON 8715 0	RCON 8716 0	12.d.2
e. Swaps	RCON 3450 65,077	RCON 3826 0	RCON 8719 0	RCON 8720 0	12.e
13. Total gross notional amount of derivative contracts held for trading	RCON A126 51,410	RCON A127 0	RCON 8723 0	RCON 8724 0	13
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON 8725 94,251	RCON 8726 0	RCON 8727 0	RCON 8728 0	14
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCON A589 0				14.a
15. Gross fair values of derivative contracts:					
a. Contracts held for trading:					
(1) Gross positive fair value	RCON 8733 1,095	RCON 8734 0	RCON 8735 0	RCON 8736 0	15.a.1
(2) Gross negative fair value	RCON 8737 1,095	RCON 8738 0	RCON 8739 0	RCON 8740 0	15.a.2
b. Contracts held for purposes other than trading:					
(1) Gross positive fair value	RCON 8741 94	RCON 8742 0	RCON 8743 0	RCON 8744 0	15.b.1
(2) Gross negative fair value	RCON 8745 701	RCON 8746 0	RCON 8747 0	RCON 8748 0	15.b.2

Schedule RC-L—Continued

Item 16 is to be completed only by banks with total assets of $10 billion or more.1

Dollar Amounts in Thousands	(Column A) Banks and Securities Firms		(Column B) Monoline Financial Guarantors		(Column C) Hedge Funds		(Column D) Sovereign Governments		(Column E) Corporations and All Other Counterparties		
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
16. Over-the-counter derivatives:											
a. Net current credit exposure	G418	N/A	G419	N/A	G420	N/A	G421	N/A	G422	N/A	16.a
b. Fair value of collateral:											
(1) Cash - U.S. dollar	G423	N/A	G424	N/A	G425	N/A	G426	N/A	G427	N/A	16.b(1)
(2) Cash - Other currencies	G428	N/A	G429	N/A	G430	N/A	G431	N/A	G432	N/A	16.b(2)
(3) U.S. Treasury securities	G433	N/A	G434	N/A	G435	N/A	G436	N/A	G437	N/A	16.b(3)
(4) U.S. Government agency and U.S. Government-sponsored agency debt securities	G438	N/A	G439	N/A	G440	N/A	G441	N/A	G442	N/A	16.b(4)
(5) Corporate bonds	G443	N/A	G444	N/A	G445	N/A	G446	N/A	G447	N/A	16.b(5)
(6) Equity securities	G448	N/A	G449	N/A	G450	N/A	G451	N/A	G452	N/A	16.b(6)
(7) All other collateral	G453	N/A	G454	N/A	G455	N/A	G456	N/A	G457	N/A	16.b(7)
(8) Total fair value of collateral (sum of items 16.b.(1) through (7))	G458	N/A	G459	N/A	G460	N/A	G461	N/A	G462	N/A	16.b(8)

(1) The $10 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RC-M—Memoranda

Dollar Amounts in Thousands	RCON	Number	RCON	Bil | Mil | Thou	
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:					
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests			6164	13,413	1.a
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	6165	4			1.b
2. Intangible assets other than goodwill:					
a. Mortgage servicing assets			3164	0	2.a
(1) Estimated fair value of mortgage servicing assets	A590	0			2.a.1
b. Purchased credit card relationships and nonmortgage servicing assets			B026	0	2.b
c. All other identifiable intangible assets			5507	9,285	2.c
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)			0426	**9,285**	2.d
3. Other real estate owned:					
a. Construction, land development, and other land			5508	35,744	3.a
b. Farmland			5509	0	3.b
c. 1-4 family residential properties			5510	1,392	3.c
d. Multifamily (5 or more) residential properties			5511	2,004	3.d
e. Nonfarm nonresidential properties			5512	14,958	3.e
f. Foreclosed properties from "GNMA loans"			C979	0	3.f
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)			2150	**54,098**	3.g
4. Not applicable					
5. Other borrowed money:					
a. Federal Home Loan Bank advances:					
(1) Advances with a remaining maturity or next repricing date of:(1)					
(a) One year or less			F055	67,000	5.a.1.a
(b) Over one year through three years			F056	25,000	5.a.1.b
(c) Over three years through five years			F057	10,000	5.a.1.c
(d) Over five years			F058	0	5.a.1.d
(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above)(2)			2651	67,000	5.a.2
(3) Structured advances (included in items 5.a.(1)(a)-(d) above)			F059	0	5.a.3
b. Other borrowings:					
(1) Other borrowings with a remaining maturity or next repricing date of:(3)					
(a) One year or less			F060	0	5.b.1.a
(b) Over one year through three years			F061	0	5.b.1.b
(c) Over three years through five years			F062	0	5.b.1.c
(d) Over five years			F063	0	5.b.1.d
(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above(4)			B571	0	5.b.2
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)			3190	**102,000**	5.c

(1) Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.
(2) Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
(3) Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.
(4) Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

Schedule RC-M—Continued

Dollar Amounts in Thousands	RCON	YES / NO	
6. Does the reporting bank sell private label or third party mutual funds and annuities?	B569	YES	6

	RCON	Bil | Mil | Thou	
7. Assets under the reporting bank's management in proprietary mutual funds and annuities	B570	0	7

8. Primary Internet Web site address of the bank (home page), if any
(Example: www.examplebank.com)
(TEXT 4087) http://enterprisebank.com — 8

	RCON	YES / NO	
9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?	4088	YES	9

10. Secured liabilities:	RCON	Bil | Mil | Thou	
a. Amount of "Federal funds purchased" that are secured (included in Schedule RC, item 14.a)	F064	0	10.a
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d))	F065	0	10.b

	RCON	YES / NO	
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	G463	YES	11

	RCON	YES / NO	
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	G464	NO	12

13. Assets covered by loss-sharing agreements with the FDIC:	RCON	Bil | Mil | Thou	
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			
(1) Loans secured by real estate:			
(a) Construction , land development, and other land loans:			
(1) 1-4 family residential construction loans	K169	6,747	13.a.(1)(a)(1)
(2) Other construction loans and all land development and other land loans	K170	59,244	13.a.(1)(a)(2)
(b) Secured by farmland	K171	945	13.a.(1)(b)
(c) Secured by 1-4 family residential properties:			
(1) Revolving open-end loans secured by 1-4 family residential properties and extended under lines of credit	K172	16,481	13.a(1)(c)(1)
(2) Closed-end loans secured by 1-4 family residential properties:			
(a) Secured by first liens	K173	37,605	13.a.(1)(c)(2)(a)
(b) Secured by junior liens	K174	2,741	13.a.(1)(c)(2)(b)
(d) Secured by multifamily(5 or more) residential properties	K175	4,627	13.a.(1)(d)
(e) Secured by nonfarm, nonresidential properties:			
(1) Loans secured by owner-occupied nonfarm nonresidential properties	K176	62,156	13.a.(1)(e)(1)
(2) Loans secured by other nonfarm nonresidential properties	K177	70,466	13.a.(1)(e)(2)
(2) Not Applicable			
(3) Commercial and industrial loans	K179	36,423	13.a.(3)
(4) Loans to individuals for household, family, and other personal expenditures:			
(a) Credit cards	K180	0	13.a.(4)(a)
(b) Automobile loans	K181	0	13.a.(4)(b)
(c) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	K182	3,175	13.a.(4)(c)

	RCON	Bil | Mil | Thou	
13. a. (5) All other loans and all leases	K183	0	13.a.(5)
Itemize the categories of loans and leases (as defined in ScheduleRC-C, partI) included in item 13.a.(5) above that exceed 10% of total loans and leases covered by loss-sharing agreements with the FDIC (sum of items 13.a.1.(1) through (5)):			
(a) Loans to depository institutions and acceptances of other banks	K184	0	13.a.(5)(a)
(b) Loans to foreign government and official institutions	K185	0	13.a.(5)(b)
(c) Other loans(1)	K186	0	13.a.(5)(c)
Item 13.a.(5)(c)(1) is to be completed by:(2)			
- Banks with $300 million or more in total assets			
- Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans			
(1) Loans to finance agricultural production and other loans to farmers included in Schedule RC-M, item 13.a.(5)(c), above	K178	0	13.a.(5)(c)(1)
(d) Lease financing receivables	K273	0	13.a.(5)(d)
b. Other real estate owned (included in Schedule RC, item 7):			
(1) Construction, land development, and other land	K187	25,389	13.b.(1)
(2) Farmland	K188	0	13.b.(2)
(3) 1-4 family residential properties	K189	1,392	13.b.(3)
(4) Multifamily (5 or more) residential properties	K190	0	13.b.(4)
(5) Nonfarm nonresidential properties	K191	9,690	13.b.(5)
(6) Not applicable			
(7) Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is proteced by FDIC loss-sharing agreements	K192	29,176	13.b.(7)
c. Debt securities (included in Schdule RC. items 2.a and 2.b)	J461	0	13.c
d. Other assets (exclude FDIC loss-sharing indemnification assets)	J462	0	13.d
14. Captive insurance and reinsurance subsidiaries:			
a. Total assets of captive insurance subsidiaries(3)	K193	0	14.a
b. Total assets of captive reinsurance subsidiaries(3)	K194	0	14.b

---

(1) Includes "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and loans) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans"

(2) The 300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

(3) Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets

Dollar Amounts in Thousands	RCON	(Column A) Past due 30 through 89 days and still accruing Bil | Mil | Thou	RCON	(Column B) Past due 90 days or more and still accruing Bil | Mil | Thou	RCON	(Column C) Nonaccrual Bil | Mil | Thou	
1. Loans secured by real estate:							
a. Construction, land development, and other land loans:							
(1) 1-4 family residential construction loans	F172	0	F174	0	F176	323	1.a.(1)
(2) Other construction loans and all land development and other land loans	F173	1,356	F175	755	F177	10,012	1.a.(2)
b. Secured by farmland	3493	0	3494	0	3495	0	1.b
c. Secured by 1-4 family residential properties:							
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	5398	500	5399	0	5400	0	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:							
(a) Secured by first liens	C236	0	C237	0	C229	5,032	1.c.(2)(a)
(b) Secured by junior liens	C238	76	C239	0	C230	267	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	3499	0	3500	0	3501	0	1.d
e. Secured by nonfarm nonresidential properties:							
(1) Loans secured by owner-occupied nonfarm nonresidential properties	F178	422	F180	0	F182	4,128	1.e(1)
(2) Loans secured by other nonfarm nonresidential properties	F179	939	F181	0	F183	6,648	1.e(2)
2. Loans to depository institutions and acceptances of other banks	B834	0	B835	0	B836	0	2
3. Not applicable							
4. Commercial and industrial loans	1606	2,776	1607	0	1608	4,475	4
5. Loans to individuals for household, family, and other personal expenditures:							
a. Credit cards	B575	0	B576	0	B577	0	5.a
b. Automobile loans	K213	0	K214	0	K215	0	5.b
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	K216	0	K217	0	K218	0	5.c
6. Loans to foreign governments and official institutions	5389	0	5390	0	5391	0	6
7. All other loans(1)	5459	0	5460	0	5461	0	7
8. Lease financing receivables	1226	0	1227	0	1228	0	8
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	3505	0	3506	0	3507	0	9

(1) Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

Schedule RC-N—Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing RCON	Bil | Mil | Thou	(Column B) Past due 90 days or more and still accruing RCON	Bil | Mil | Thou	(Column C) Nonaccrual RCON	Bil | Mil | Thou	
10. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC	K036	0	K037	0	K038	0	10
a. Guaranteed portion of loans and leases included in item 10 above, excluding rebooked "GNMA loans"	K039	0	K040	0	K041	0	10.a
b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above	K042	0	K043	0	K044	0	10.b
11. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:							
a. Loans secured by real estate:							
(1) Construction, land development, and other land loans:							
(a) 1-4 family residential construction loans	K045	0	K046	0	K047	0	11.a.(1)(a)
(b) Other construction loans and all land development and other land loans	K048	0	K049	0	K050	0	11.a.(1)(b)
(2) Secured by farmland	K051	0	K052	0	K053	0	11.a.2
(3) Secured by 1-4 family residential properties							
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	K054	0	K055	0	K056	0	11.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:							
(1) Secured by first liens	K057	0	K058	0	K059	0	11.a.(3)(b)(1)
(2) Secured by junior liens	K060	0	K061	0	K062	0	11.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	K063	0	K064	0	K065	0	11.a.(4)
(5) Secured by nonfarm nonresidential properties:							
(a) Loans secured by owner-occupied nonfarm nonresidential properties	K066	0	K067	0	K068	0	11.a.(5)(a)
(b) Loans secured by other nonfarm nonresidential properties	K069	0	K070	0	K071	0	11.a.(5)(b)
b. Not applicable							
c. Commercial and industrial loans	K075	0	K076	0	K077	0	11.c

Schedule RC-N—Continued

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing RCON	Bil | Mil | Thou	(Column B) Past due 90 days or more and still accruing RCON	Bil | Mil | Thou	(Column C) Nonaccrual RCON	Bil | Mil | Thou	
11.d. Loans to individuals for household, family, and other personal expenditures:							
(1) Credit cards	K078	0	K079	0	K080	0	11.d.(1)
(2) Automobile loans	K081	0	K082	0	K083	0	11.d.(2)
(3) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	K084	0	K085	0	K086	0	11.d.(3)
e. All other loans and all leases	K087	0	K088	0	K089	0	11.e
Itemize the past due and nonaccrual amounts included in item 11.e above for the loan and lease categories for which amounts were reported in Schedule RC-M, items 13.a.(5)(a) through (d):							
(1) Loans to depository institutions and acceptances of other banks	K091	0	K092	0	K093	0	11.e.(1)
(2) Loans to foreign govemments and offcial institutions	K095	0	K096	0	K097	0	11.e.(2)
(3) Other loans(1)	K099	0	K100	0	K101	0	11.e.(3)
Item 11.e.(3)(a) is to be completed by:(2) . Banks with $300 million or more in total assets . Banks with less than $300 millon in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans							
(a) Loans to finance agricultural production and other loans to farmers included in Schule RC-N, item 11.e.(3), above	K072	0	K073	0	K074	0	11.e.(3)(a)
(4) Lease financing receivables	K269	0	K271	0	K272	0	11.e.(4)
f. Portion of covered loans and leases included in items 11.a through 11.e.3 above that is protected by FDIC loss-sharing agreements	K102	0	K103	0	K104	0	11.f

(1) Includes "Loans to finance agricultural prouction and other loans to farmers," "Obligations (other than securities and loans) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

(2) The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RC-N—Continued

Memoranda Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing RCON	Bil | Mil | Thou	(Column B) Past due 90 days or more and still accruing RCON	Bil | Mil | Thou	(Column C) Nonaccrual RCON	Bil | Mil | Thou	
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):							
a. Construction, land development, and other land loans:							
(1) 1-4 family residential construction loans	K105	0	K106	0	K107	0	M.1.a.(1)
(2) Other construction loans and all land development and other land loans	K108	0	K109	0	K110	0	M.1.a.(2)
b. Loans secured by 1-4 family residential properties	F661	0	F662	0	F663	0	M.1.b
c. Secured by multifamily (5 or more) residential properties	K111	0	K112	0	K113	0	M.1.c
d. Secured by nonfarm nonresidential properties:							
(1) Loans secured by owner-ocupied nonfarm nonresidential properties	K114	0	K115	0	K116	0	M.1.d.(1)
(2) Loans secured by other nonfarm nonresidential properties	K117	0	K118	0	K119	0	M.1.d.(2)
e. Commercial and industrial loans:	K257	0	K258	0	K259	0	M.1.e
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 millon or more in total assets. (Sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.):(1)							
(1) To U.S. addressees (domicile)	K120	0	K121	0	K122	0	M.1.e.(1)
(2) To non-U.S. addressees (domicile)	K123	0	K124	0	K125	0	M.1.e.(2)
f. All other loans (Include loans to individuals for household, family, and other personal expenditures)	K126	0	K127	0	K128	0	M.1.f
Itemize loan categories included in Memorandum item 1.f, above that exceed 10% of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items Itemize loan categories included in Memorandum item 1.f, (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C):							
(1) Loans secured by farmland	K130	0	K131	0	K132	0	M.1.f.(1)
(2) Loans to depository institutions and acceptances of other banks	K134	0	K135	0	K136	0	M.1.f.(2)
(3) Not applicable							
(4) Loans to individuals for household, family, and other personal expenditures:							
(a) Credit cards	K274	0	K275	0	K276	0	M.1.f.(4)(a)
(b) Automobile loans	K277	0	K278	0	K279	0	M.1.f.(4)(b)
(c) Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	K280	0	K281	0	K282	0	M.1.f.(4)(c)

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

Schedule RC-N—Continued

Memoranda Dollar Amounts in Thousands	RCON	(Column A) Past due 30 through 89 days and still accruing Bil | Mil | Thou	RCON	(Column B) Past due 90 days or more and still accruing Bil | Mil | Thou	RCON	(Column C) Nonaccrual Bil | Mil | Thou	
1.f.(5) Loans to foreign governments and offcial institutions	K283	0	K284	0	K285	0	M.1.f.(5)
(6) Other Loans(1)	K286	0	K287	0	K288	0	M.1.f.(6)
Memorandum item 1.f.(6)(a) is to be completed by:(2) **- Banks with $300 million or more in total assets** **- Banks with less than $300 milion in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans** **(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f.(6) above**	K138	0	K139	0	K140	0	M.1.f.(6)(a)
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	6558	0	6559	0	6560	0	M.2
3. Memorandum items 3.a through 3.d are to be completed by banks with $300 million in total assets:(2)							
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	1248	0	1249	0	1250	0	M.3.a
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	5380	0	5381	0	5382	0	M.3.b
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	1254	0	1255	0	1256	0	M.3.c
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	F166	0	F167	0	F168	0	M.3.d

(1) Includes "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and loans) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RC-N—Continued

Memoranda Dollar Amounts in Thousands	RCON	(Column A) Past due 30 through 89 days and still accruing Bil | Mil | Thou	RCON	(Column B) Past due 90 days or more and still accruing Bil | Mil | Thou	RCON	(Column C) Nonaccrual Bil | Mil | Thou	
Memorandum item 4 is to be completed by:(1) *• banks with $300 million or more in total assets* *• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:*							
4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	1594	0	1597	0	1583	0	M.4
5. Loans and leases held for sale and loans measured at fair value (included Schedule RC-N, items 1 through 8, above):							
a. Loans and leases held for sale	C240	0	C241	0	C226	0	M.5.a
b. Loans measured at fair value:							
(1) Fair value	F664	0	F665	0	F666	0	M.5.b.(1)
(2) Unpaid principal balance	F667	0	F668	0	F669	0	M.5.b.(2)

Dollar Amounts in Thousands	RCON	(Column A) Past due 30 through 89 days Bil | Mil | Thou	RCON	(Column B) Past due 90 days or more Bil | Mil | Thou	
Memorandum item 6 is to be completed by banks with $300 million or more in total assets:(1)					
6. Derivative contracts:					
Fair value of amounts carried as assets	3529	0	3530	0	M.6

	RCON	Bil | Mil | Thou	
7. Additions to nonaccrual assets during the quarter	C410	7,276	M.7
8. Nonaccrual assets sold during the quarter	C411	0	M.8

(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2010, Report of Condition.

Schedule RC-O—Other Data for Deposit Insurance and FICO Assessments

All FDIC-insured depository institutions must complete items 1 and 2, 4 through 11, Memorandum items 1 and 5, and, if applicable, Memorandum items 2, 3, and 6 through 15 each quarter.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	F236	2,813,974	1
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	F237	0	2
3. Not applicable			
4. Average consolidated total assets	K652	3,375,890	4
a. Averaging method used (for daily averaging, enter 1, for weekly averaging, enter 2) (Number) K653: 1			4.a
		Bil | Mil | Thou	
5. Average tangible equity(1)	K654	233,945	5
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	K655	0	6
7. Unsecured "Other borrowings" with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			
a. One year or less	G465	0	7.a
b. Over one year through three years	G466	0	7.b
c. Over three years through five years	G467	0	7.c
d. Over five years	G468	0	7.d
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			
a. One year or less	G469	0	8.a
b. Over one year through three years	G470	0	8.b
c. Over three years through five years	G471	0	8.c
d. Over five years	G472	2,500	8.d
9. Reciprocal brokered deposits (included in Schedule RC-E, Memorandum item 1.b)	G803	67,705	9
10. Banker's bank certification:			
		YES / NO	
Does the reporting institution meet both the statutory definition of a banker's bank and the business conduct test set forth in FDIC regulations?	K656	NO	10
If the answer to item 10 is "YES," complete items 10.a and 10.b.		Bil | Mil | Thou	
a. Banker's bank deduction	K657	N/A	10.a
b. Banker's bank deduction limit	K658	N/A	10.b
11. Custodial bank certification:			
		YES / NO	
Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations?	K659	NO	11
If the answer to item 11 is "YES," complete items 11.a and 11.b.		Bil | Mil | Thou	
a. Custodial bank deduction	K660	N/A	11.a
b. Custodial bank deduction limit	K661	N/A	11.b

(1) Tangible equity is defined as Tier 1 capital as set forth in the banking agencies' regulatory capital standards and reported in Schedule RC-R, item 11.

Schedule RC-O—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Number	RCON	Bil | Mil | Thou	
1. Total assessable deposits of the bank, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):					
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:(1)					
(1) Amount of deposit accounts (excluding retirement accounts) of $250,000 or less			F049	1,163,610	M.1.a.(1)
(2) Number of deposit accounts (excluding retirement accounts) of $250,000 or less	F050	50,042			M.1.a.(2)
b. Deposit accounts (excluding retirement accounts) of more than $250,000:(1)					
(1) Amount of deposit accounts (excluding retirement accounts) of more than $250,000			F051	1,528,783	M.1.b.(1)
(2) Number of deposit accounts (excluding retirement accounts) of more than $250,000	F052	1,472			M.1.b.(2)
c. Retirement deposit accounts of $250,000 or less:(1)					
(1) Amount of retirement deposit accounts of $250,000 or less			F045	117,222	M.1.c.(1)
(2) Number of retirement deposit accounts of $250,000 or less	F046	2,839			M.1.c.(2)
d. Retirement deposit accounts of more than $250,000:(1)					
(1) Amount of retirement deposit accounts of more than $250,000			F047	4,358	M.1.d.(1)
(2) Number of retirement deposit accounts of more than $250,000	F048	17			M.1.d.(2)
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets.(2)					
2. Estimated amount of uninsured assessable deposits, including related interest accrued and unpaid (see instructions):(3)			5597	1,359,694	M.2

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

TEXT		RCON	FDIC Cert No.	
A545		A545	0	M.3

Dollar Amounts in Thousands	RCON	Number	RCON	Bil | Mil | Thou	
4. Not Applicable					
Memorandum items 5.a and 5.b are to be completed by all banks.					
5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions):(4)					
a. Amount of noninterest-bearing transaction accounts of more than $250,000			J944	531,014	M.5.a
b. Number of noninterest-bearing transaction accounts of more than $250,000	J945	503			M.5.b

(1) The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date excluding the temporary unlimited insurance coverage on noninterest-bearing transaction accounts.

(2) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.

(3) Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d and the temporary unlimited insurance coverage on noninterest-bearing transaction accounts.

(4) Excludes interest-bearing demand deposits.

Schedule RC-O—Continued

Amounts reported in Memorandum items 6 through 9, 14, and 15 will not be made available to the public on an individual institution basis

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
Memorandum items 6 through 12 are to be completed by "large institutions" and "highly complex institutions" as defined in FDIC regulations.			
6. Criticized and classified items:			
a. Special mention	K663	N/A	M.6.a
b. Substandard	K664	N/A	M.6.b
c. Doubtful	K665	N/A	M.6.c
d. Loss	K666	N/A	M.6.d
7. "Nontraditional 1–4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations	K675	N/A	M.7
8. "Subprime consumer loans" as defined for assessment purposes only in FDIC regulations	K667	N/A	M.8
9. "Leveraged loans and securities" as defined for assessment purposes only in FDIC regulations	K668	N/A	M.9
10. Commitments to fund construction, land development, and other land loans secured by real estate:			
a. Total unfunded commitments	K676	N/A	M.10.a
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	K677	N/A	M.10.b
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	K669	N/A	M.11
12. Nonbrokered time deposits of more than $250,000 (included in Schedule RC-E, Memorandum item 2.d)	K678	N/A	M.12
Memorandum item 13.a is to be completed by "large institutions" and "highly complex institutions" as defined in FDIC regulations. Memorandum items 13.b through 13.g are to be completed by "large institutions" only.			
13. Portion of funded loans guaranteed or insured by the U.S. government (excluding FDIC loss-sharing agreements):			
a. Construction, land development, and other land loans secured by real estate	K679	N/A	M.13.a
b. Loans secured by multifamily residential and nonfarm nonresidential properties	K680	N/A	M.13.b
c. Closed-end loans secured by fi rst liens on 1-4 family residential properties	K681	N/A	M.13.c
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	K682	N/A	M.13.d
e. Commercial and industrial loans	K670	N/A	M.13.e
f. Credit card loans to individuals for household, family, and other personal expenditures	K671	N/A	M.13.f
g. Other consumer loans (includes other revolving credit plans, automobile loans, single payment, installment, and all student loans)	K672	N/A	M.13.g
Memorandum items 14 and 15 are to be completed by "highly complex institutions" as defined in FDIC regulations.			
14. Amount of the institution's largest counterparty exposure	K673	N/A	M.14
15. Total amount of the institution's 20 largest counterparty exposures	K674	N/A	M.15

Schedule RC-P—1-4 Family Residential Mortgage Banking Activities

Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets[1] and (2) banks with less than $1 billion in total assets at which either 1-4 family residential mortgage loan originations and purchases for resale[2] from all sources, loan sales, or quarter-end loans held for sale exceed $10 million for two consecutive quarters.

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:(2)			
a. Closed-end first liens	F066	23,058	1.a
b. Closed-end junior liens	F067	0	1.b
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	F670	0	1.c.(1)
(2) Principal amount funded under the lines of credit	F671	0	1.c.(2)
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:(2)			
a. Closed-end first liens	F068	0	2.a
b. Closed-end junior liens	F069	0	2.b
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	F672	0	2.c.(1)
(2) Principal amount funded under the lines of credit	F673	0	2.c.(2)
3. 1-4 family residential mortgage loans sold during the quarter:			
a. Closed-end first liens	F070	21,637	3.a
b. Closed-end junior liens	F071	0	3.b
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	F674	0	3.c.(1)
(2) Principal amount funded under the lines of credit	F675	0	3.c.(2)
4. 1-4 family residential mortgage loans held for sale at quarter-end (included in Schedule RC, item 4.a and 5):			
a. Closed-end first liens	F072	6,494	4.a
b. Closed-end junior liens	F073	0	4.b
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	F676	0	4.c.(1)
(2) Principal amount funded under the lines of credit	F677	0	4.c.(2)
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):	RIAD		
a. Closed-end 1-4 family residential mortgage loans	F184	66	5.a
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	F560	0	5.b
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:	RCON		
a. Closed-end first liens	F678	0	6.a
b. Closed-end junior liens	F679	0	6.b
c. Open-end loans extended under line of credit:			
(1) Total commitment under the lines of credit	F680	0	6.c.(1)
(2) Principal amount funded under the lines of credit	F681	0	6.c.(2)

(1) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2010, Report of Condition.
(2) Exclude originations and purchases of 1-4 family residential mortgage loans that are held for investment.

Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1) Had total assets of $500 million or more as of the beginning of their fiscal year; or
(2) Had total assets of less than $500 million as of the beginning of their fiscal year and either:
(a) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or
(b) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements		
Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
ASSETS											
1. Available-for-sale securities	1773	593,182	G474	0	G475	0	G476	586,419	G477	6,763	1
2. Federal funds sold and securities purchased under agreements to resell	G478	0	G479	0	G480	0	G481	0	G482	0	2
3. Loans and leases held for sale	G483	0	G484	0	G485	0	G486	0	G487	0	3
4. Loans and leases held for investment	G488	0	G489	0	G490	0	G491	0	G492	0	4
5. Trading assets:											
a. Derivative assets	3543	0	G493	0	G494	0	G495	0	G496	0	5.a
b. Other trading assets	G497	50,446	G498	0	G499	0	G500	0	G501	50,446	5.b
(1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	F240	0	F684	0	F692	0	F241	0	F242	0	5.b.1
6. All other assets	G391	15,459	G392	0	G395	0	G396	15,459	G804	0	6
7. Total assets measured at fair value on a recurring basis(sum of items 1 through 5b plus item 6.)	G502	**659,087**	G503	0	G504	**0**	G505	**601,878**	G506	**57,209**	7

ENTERPRISE BANK & TRUST
Legal Title of Bank

FDIC Certificate Number: 27237
Printed on 3/2/2012 at 4:59 PM

Schedule RC-Q—Continued

Dollar Amounts in Thousands	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements		
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
LIABILITIES											
8. Deposits	F252	0	F686	0	F694	0	F253	0	F254	0	8
9. Federal funds purchased and securities sold under agreements to repurchase	G507	0	G508	0	G509	0	G510	0	G511	0	9
10. Trading liablities:											
a. Derivative liabilities	3547	0	G512	0	G513	0	G514	0	G515	0	10.a
b. Other trading liabilities	G516	0	G517	0	G518	0	G519	0	G520	0	10.b
11. Other borrowed money	G521	0	G522	0	G523	0	G524	0	G525	0	11
12. Subordinated notes and debentures	G526	0	G527	0	G528	0	G529	0	G530	0	12
13. All other liabilities	G805	1,796	G806	0	G807	0	G808	1,796	G809	0	13
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	G531	**1,796**	G532	**0**	G533	**0**	G534	**1,796**	G535	**0**	14

Schedule RC-Q—Continued

Dollar Amounts in Thousands	RCON	(Column A) Total Fair Value Reported on Schedule RC (Bil | Mil | Thou)	RCON	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Bil | Mil | Thou)	RCON	(Column C) Level 1 Fair Value Measurements (Bil | Mil | Thou)	RCON	(Column D) Level 2 Fair Value Measurements (Bil | Mil | Thou)	RCON	(Column E) Level 3 Fair Value Measurements (Bil | Mil | Thou)	
Memoranda											
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):											
a. Mortgage servicing assets	G536	0	G537	0	G538	0	G539	0	G540	0	M.1.a
b. Nontrading derivative assets	G541	0	G542	0	G543	0	G544	0	G545	0	M.1.b
TEXT											
c. G546 Portfolio Loans	G546	14,270	G547	0	G548	0	G549	14,270	G550	0	M.1.c
d. G551 Derivative Financial Instruments	G551	1,189	G552	0	G553	0	G554	1,189	G555	0	M.1.d
e. G556	G556	0	G557	0	G558	0	G559	0	G560	0	M.1.e
f. G561	G561	0	G562	0	G563	0	G564	0	G565	0	M.1.f
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13)											
a. Loan commitments (not accounted for as derivatives)	F261	0	F689	0	F697	0	F262	0	F263	0	M.2.a
b. Nontrading derivative liabilities	G566	0	G567	0	G568	0	G569	0	G570	0	M.2.b
TEXT											
c. G571 Derivative Financial Instruments	G571	1,798	G572	0	G573	0	G574	1,798	G575	0	M.2.c
d. G576	G576	0	G577	0	G578	0	G579	0	G580	0	M.2.d
e. G581	G581	0	G582	0	G583	0	G584	0	G585	0	M.2.e
f. G586	G586	0	G587	0	G588	0	G589	0	G590	0	M.2.f

Schedule RC-R—Regulatory Capital

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
Tier 1 capital			
1. Total bank equity capital (from Schedule RC, item 27.a)	3210	279,693	1
2. LESS: Net unrealized gains (losses) on available-for-sale securities(1) (if a gain, report as a positive value; if a loss, report as a negative value)	8434	3,602	2
3. LESS: Net unrealized loss on available-for-sale EQUITY securities(1)(report loss as a positive value)	A221	0	3
4. LESS: Accumulated net gains (losses) on cash flow hedges(1) (if a gain, report as a positive value; if a loss, report as a negative value)	4336	0	4
5. LESS: Nonqualifying perpetual preferred stock	B588	0	5
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	B589	57	6
7.a. LESS: Disallowed goodwill and other disallowed intangible assets	B590	39,620	7.a
b. LESS: Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank's own creditworthiness (if a net gain, report as a positive value; if a net loss, report as a negative value)	F264	0	7.b
8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, 7.a, and 7.b)	C227	**236,528**	8
9.a. LESS: Disallowed servicing assets and purchased credit card relationships	B591	0	9.a
b. LESS: Disallowed deferred tax assets	5610	0	9.b
10. Other additions to (deductions from) Tier 1 capital	B592	0	10
11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)	8274	**236,528**	11
Tier 2 capital			
12. Qualifying subordinated debt and redeemable preferred stock	5306	2,500	12
13. Cumulative perpetual preferred stock includible in Tier 2 capital	B593	0	13
14. Allowance for loan and lease losses includible in Tier 2 capital	5310	27,889	14
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	2221	0	15
16. Other Tier 2 capital components	B594	0	16
17. Tier 2 capital (sum of items 12 through 16)	5311	**30,389**	17
18. Allowable Tier 2 capital (lesser of item 11 or 17)	8275	**30,389**	18
19. Tier 3 capital allocated for market risk	1395	0	19
20. LESS: Deductions for total risk-based capital	B595	0	20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)	3792	**266,917**	21
Total assets for leverage ratio			
22. Average total assets (from Schedule RC-K, item 9)	3368	3,375,890	22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7.a above)	B590	39,620	23
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	B591	0	24
25. LESS: Disallowed deferred tax assets (from item 9.b above)	5610	0	25
26. LESS: Other deductions from assets for leverage capital purposes	B596	0	26
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)	A224	**3,336,270**	27
Adjustments for financial subsidiaries			
28. a. Adjustment to Tier 1 capital reported in item 11	C228	0	28.a
b. Adjustment to total risk-based capital reported in item 21	B503	0	28.b
29. Adjustment to risk-weighted assets reported in item 62	B504	0	29
30. Adjustment to average total assets reported in item 27	B505	0	30

(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

Schedule RC-R—Regulatory Capital

Dollar Amounts in Thousands | RCON | Bil | Mil | Thou

Capital ratios

(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)	RCON	(Column A) Percentage	RCON	(Column B) Percentage	
31. Tier 1 leverage ratio(1)	7273	**0.00%**	7204	**7.09%**	31
32. Tier 1 risk-based capital ratio(2)	7274	**0.00%**	7206	**10.66%**	32
33. Total risk-based capital ratio(3)	7275	**0.00%**	7205	**12.02%**	33

(1) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(2) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(3) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

Schedule RC-R—Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

Dollar Amounts in Thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) 20%	(Column E) 50%	(Column F) 100%	
	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	
Balance Sheet Asset Categories							
34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC items 1.a and 1.b)	RCON 0010 **189,503**	RCON C869 0	RCON B600 153,690	RCON B601 35,813		RCON B602 0	34
35. Held-to-maturity securities(Column A must equal Schedule RC-B, item 8, column A)	RCON 1754 0	RCON B603 0	RCON B604 0	RCON B605 0	RCON B606 0	RCON B607 0	35
36. Available-for-sale securities(Column A must equal Schedule RC-B, item 8, column D)	RCON 1773 593,182	RCON B608 5,627	RCON B609 57,596	RCON B610 525,422	RCON B611 4,537	RCON B612 0	36
37. Federal funds sold and securities purchased under agreements to resell	RCON C225 **143**		RCON C063 0	RCON C064 143		RCON B520 0	37
38. Loans and leases held for sale(Column A must equal RC 4.a)	RCON 5369 6,541	RCON B617 0	RCON B618 0	RCON B619 0	RCON B620 6,541	RCON B621 0	38
39. Loans and leases, net of unearned income(Col A must equal RC 4.b)	RCON B528 2,197,144	RCON B622 0	RCON B623 0	RCON B624 354,302	RCON B625 163,068	RCON B626 1,679,774	39
40. LESS: Allowance for loan and lease losses	RCON 3123 39,624	RCON 3123 39,624					40
41. Trading assets (Column A must equal RC 5)	RCON 3545 50,446	RCON B627 0	RCON B628 0	RCON B629 0	RCON B630 0	RCON B631 50,446	41
42. All other assets(1)	RCON B639 **369,823**	RCON B640 40,715	RCON B641 5,540	RCON B642 232,315	RCON B643 0	RCON 5339 91,253	42
43. Total assets (sum of items 34 through 42)	RCON 2170 **3,367,158**	RCON B644 **6,718**	RCON 5320 **216,826**	RCON 5327 **1,147,995**	RCON 5334 **174,146**	RCON 5340 **1,821,473**	43

(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, direct and indirect investments in real estate ventures, intangible assets, and other assets.

Schedule RC-R—Continued

Dollar Amounts in Thousands	(Column A) Face Value or Notional Amount (Bil | Mil | Thou)	Credit Conversion Factor	(Column B) Credit Equivalent Amount(1) (Bil | Mil | Thou)	(Column C) Allocation by Risk Weight Category 0% (Bil | Mil | Thou)	(Column D) 20% (Bil | Mil | Thou)	(Column E) 50% (Bil | Mil | Thou)	(Column F) 100% (Bil | Mil | Thou)	
Derivatives and Off-Balance Sheet Items	RCON B546	See footnote(2)	RCON B547	RCON B548	RCON B581	RCON B582	RCON B583	
44. Financial standby letters of credit	34,462	1.000	34,462	0	0	0	34,462	44
45. Performance standby letters of	RCON 3821		RCON B650	RCON B651	RCON B652	RCON B653	RCON B654	
of credit(Column A must equal RC-L.3)	6,801	.50	**3,401**	0	0	0	3,401	45
46. Commercial and similar letters	RCON 3411		RCON B655	RCON B656	RCON B657	RCON B658	RCON B659	
of credit(Column A must equal RC-L.4)	2,710	.20	**542**	0	0	0	542	46
47. Risk participations in bankers acceptances acquired by the	RCON 3429		RCON B660	RCON B661	RCON B662		RCON B663	
reporting institution	0	1.00	**0**	0	0		0	47
	RCON 3433		RCON B664	RCON B665	RCON B666	RCON B667	RCON B668	
48. Securities lent (must equal RC-L.6)	0	1.00	**0**	0	0	0	0	48
49. Retained recourse on small business obligations sold with recourse(Column A must	RCON A250		RCON B669	RCON B670	RCON B671	RCON B672	RCON B673	
equal RC-S.M.1.b)	0	1.00	**0**	0	0	0	0	49
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement (Column F	RCON B541	See footnote(3)	RCON B542				RCON B543	
must equal Column B)	0	12.500	0				0	50
51. All other financial assets sold with	RCON B675		RCON B676	RCON B677	RCON B678	RCON B679	RCON B680	
recourse	10,041	1.00	**10,041**	0	0	10,041	0	51
52. All other off-balance sheet	RCON B681		RCON B682	RCON B683	RCON B684	RCON B685	RCON B686	
liabilities	0	1.00	**0**	0	0	0	0	52
53. Unused commitments:								
a. With an original maturity	RCON 3833		RCON B687	RCON B688	RCON B689	RCON B690	RCON B691	
exceeding one year	134,595	.50	**67,298**	17,379	493	79	49,346	53.a
b. With an original maturity of one year or less to asset-backed	RCON G591		RCON G592	RCON G593	RCON G594	RCON G595	RCON G596	
commercial paper conduits	0	.10	**0**	0	0	0	0	53.b
			RCON A167	RCON B693	RCON B694	RCON B695		
54. Derivative contracts			1,795	936	26	833		54

(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor.
For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information. (Entering an 'M' allows for data entry in Column B.)
(3) Or institution specific factor.

Schedule RC-R—Continued

Dollar Amounts in Thousands	(Column C) 0% Bil | Mil | Thou	(Column D) 20% Bil | Mil | Thou	(Column E) 50% Bil | Mil | Thou	(Column F) 100% Bil | Mil | Thou	
	Allocation by Risk Weight Category				
Totals					
55. Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)	RCON B696 235,141	RCON B697 1,148,514	RCON B698 185,099	RCON B699 1,909,224	55
56. Risk weight factor	x 0%	x 20%	x 50%	x 100%	56
57. Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)	RCON B700 0	RCON B701 229,703	RCON B702 92,550	RCON B703 1,909,224	57
58. Market risk equivalent assets				RCON 1651 0	58
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)				RCON B704 2,231,477	59
60. LESS: Excess allowance for loan and lease losses				RCON A222 11,735	60
61. LESS: Allocated transfer risk reserve				RCON 3128 0	61
62. Total risk-weighted assets (item 59 minus items 60 and 61)				RCON A223 2,219,742	62

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	8764	1,189	M.1

ENTERPRISE BANK & TRUST
Legal Title of Bank

FDIC Certificate Number: 27237
Printed on 3/2/2012 at 4:59 PM

Schedule RC-R—Continued

Memoranda—Continued

Dollar Amounts in Thousands	With a remaining maturity of						
	(Column A) One year or less		(Column B) Over one year through five years		(Column C) Over five years		
2. Notional principal amounts of derivative contracts:(1)	RCON	Tril | Bil | Mil | Thou	RCON	Tril | Bil | Mil | Thou	RCON	Tril | Bil | Mil | Thou	
a. Interest rate contracts	3809	31,000	8766	110,627	8767	3,500	M.2.a
b. Foreign exchange contracts	3812	0	8769	0	8770	0	M.2.b
c. Gold contracts	8771	0	8772	0	8773	0	M.2.c
d. Other precious metals contracts	8774	0	8775	0	8776	0	M.2.d
e. Other commodity contracts	8777	0	8778	0	8779	0	M.2.e
f. Equity derivative contracts	A000	0	A001	0	A002	0	M.2.f
g. Credit derivative contracts: Purchased credit protecton that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:							
(1) Investment grade	G597	0	G598	0	G599	0	M.2.g.1
(2) Subinvestment grade	G600	0	G601	0	G602	0	M.2.g.2

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RC-S—Servicing, Securitization, and Asset Sale Activities

Dollar Amounts in Thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	
Bank Securitization Activities								
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCON B705 0	RCON B706 0	RCON B707 0	RCON B708 0	RCON B709 0	RCON B710 0	RCON B711 0	1
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCON B712 0	RCON B713 0	RCON B714 0	RCON B715 0	RCON B716 0	RCON B717 0	RCON B718 0	2.a
b. Subordinated securities and other residual interests	RCON C393 0	RCON C394 0	RCON C395 0	RCON C396 0	RCON C397 0	RCON C398 0	RCON C399 0	2.b
c. Standby letters of credit and other enhancements	RCON C400 0	RCON C401 0	RCON C402 0	RCON C403 0	RCON C404 0	RCON C405 0	RCON C406 0	2.c
3. Reporting bank's unused commitments to provide liquidity to structures reported in item 1	RCON B726 0	RCON B727 0	RCON B728 0	RCON B729 0	RCON B730 0	RCON B731 0	RCON B732 0	3
4. Past due loan amounts included in item 1:								
a. 30-89 days past due	RCON B733 0	RCON B734 0	RCON B735 0	RCON B736 0	RCON B737 0	RCON B738 0	RCON B739 0	4.a
b. 90 days or more past due	RCON B740 0	RCON B741 0	RCON B742 0	RCON B743 0	RCON B744 0	RCON B745 0	RCON B746 0	4.b
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								
a. Charge-offs	RIAD B747 0	RIAD B748 0	RIAD B749 0	RIAD B750 0	RIAD B751 0	RIAD B752 0	RIAD B753 0	5.a
b. Recoveries	RIAD B754 0	RIAD B755 0	RIAD B756 0	RIAD B757 0	RIAD B758 0	RIAD B759 0	RIAD B760 0	5.b

Schedule RC-S—Continued

Dollar Amounts in Thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	
6. Amount of ownership (or seller's) interests carried as:								
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCON B761 0	RCON B762 0			RCON B763 0		6.a
b. Loans (included in Schedule RC-C)		RCON B500 0	RCON B501 0			RCON B502 0		6.b
7. Past due loan amounts included in interests reported in item 6.a:								
a. 30-89 days past due		RCON B764 0	RCON B765 0			RCON B766 0		7.a
b. 90 days or more past due		RCON B767 0	RCON B768 0			RCON B769 0		7.b
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								
a. Charge-offs		RIAD B770 0	RIAD B771 0			RIAD B772 0		8.a
b. Recoveries		RIAD B773 0	RIAD B774 0			RIAD B775 0		8.b
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions								
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCON B776 0	RCON B777 0	RCON B778 0	RCON B779 0	RCON B780 0	RCON B781 0	RCON B782 0	9
10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures	RCON B783 0	RCON B784 0	RCON B785 0	RCON B786 0	RCON B787 0	RCON B788 0	RCON B789 0	10

Schedule RC-S—Continued

Dollar Amounts in Thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	Bil | Mil | Thou	
Bank Asset Sales								
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCON B790 10,040	RCON B791 0	RCON B792 0	RCON B793 0	RCON B794 0	RCON B795 0	RCON B796 0	11
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCON B797 10,040	RCON B798 0	RCON B799 0	RCON B800 0	RCON B801 0	RCON B802 0	RCON B803 0	12

Memoranda

Dollar Amounts in Thousands	RCON	Bil | Mil | Thou	
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			
a. Outstanding principal balance	A249	0	M.1.a
b. Amount of retained recourse on these obligations as of the report date	A250	0	M.1.b
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	B804	0	M.2.a
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	B805	0	M.2.b
c. Other financial assets (includes home equity lines)(1)	A591	0	M.2.c
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	F699	0	M.2.d
3. Asset-backed commercial paper conduits:			
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			
(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	B806	0	M.3.a.1
(2) Conduits sponsored by other unrelated institutions	B807	0	M.3.a.2
b. Unused commitments to provide liquidity to conduit structures:			
(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	B808	0	M.3.b.1
(2) Conduits sponsored by other unrelated institutions	B809	0	M.3.b.2
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C(2)	C407	N/A	M.4

(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
(2) Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

Schedule RC-T—Fiduciary and Related Services

	RCON	YES / NO	
1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T)	A345	YES	1
2. Does the institution exercise the fiduciary powers it has been granted?	A346	YES	2
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.)	B867	YES	3

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

- Items 4 through 22 and Memorandum item 3 quarterly,
- Items 23 through 26 annually with the December report, and
- Memorandum items 1,2, and 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

- Items 4 through 26 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

- Items 4 through 13 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

Dollar Amounts in Thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts	
	Tril | Bil | Mil | Thou	Tril | Bil | Mil | Thou			
FIDUCIARY AND RELATED ASSETS	RCON B868	RCON B869	RCON B870	RCON B871	
4. Personal trust and agency accounts	217,092	16,105	291	10	4
5. Employee benefit and retirement-related trust and agency accounts:					
	RCON B872	RCON B873	RCON B874	RCON B875	
a. Employee benefit-defined contribution	14,067	0	13	0	5.a
	RCON B876	RCON B877	RCON B878	RCON B879	
b. Employee benefit-defined benefit	6,747	0	4	0	5.b
	RCON B880	RCON B881	RCON B882	RCON B883	
c. Other employee benefit and retirement-related accounts	291,315	348	371	1	5.c
	RCON B884	RCON B885	RCON C001	RCON C002	
6. Corporate trust and agency accounts	0	0	0	0	6
	RCON B886	RCON J253	RCON B888	RCON J254	
7. Investment management and investment advisory agency accounts	255,073	0	497	0	7
	RCON J255	RCON J256	RCON J257	RCON J258	
8. Foundation and endowment trust and agency accounts	26,380	0	14	0	8
	RCON B890	RCON B891	RCON B892	RCON B893	
9. Other fiduciary accounts	2,059	0	3	0	9
	RCON B894	RCON B895	RCON B896	RCON B897	
10. Total fiduciary accounts (sum of items 4 through 9)	**812,733**	**16,453**	**1,193**	**11**	10

Schedule RC-T—Continued

Dollar Amounts in Thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts	
	Tril | Bil | Mil | Thou	Tril | Bil | Mil | Thou			
11. Custody and safekeeping accounts		RCON B898 698,353		RCON B899 501	11
12. Not applicable					
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCON J259 64,173	RCON J260 59,483	RCON J261 314	RCON J262 159	13

Dollar Amounts in Thousands	RIAD	Bil | Mil | Thou	
FIDUCIARY AND RELATED SERVICES INCOME			
14. Personal trust and agency accounts	B904	1,915	14
15. Employee benefit and retirement-related trust and agency accounts:			
a. Employee benefit—defined contribution	B905	22	15.a
b. Employee benefit—defined benefit	B906	0	15.b
c. Other employee benefit and retirement-related accounts	B907	340	15.c
16. Corporate trust and agency accounts	A479	0	16
17. Investment management and investment advisory agency accounts	J315	3,321	17
18. Foundation and endowment trust and agency accounts	J316	0	18
19. Other fiduciary accounts	A480	0	19
20. Custody and safekeeping accounts	B909	571	20
21. Other fiduciary and related services income	B910	0	21
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	4070	6,169	22
23. LESS: Expenses	C058	6,280	23
24. LESS: Net losses from fiduciary and related services	A488	0	24
25. PLUS: Intracompany income credits for fiduciary and related services	B911	94	25
26. Net fiduciary and related services income	A491	(17)	26

Memoranda Dollar Amounts in Thousands	RCON	(Column A) Personal Trust and Agency and Investment Management Agency Accounts Bil | Mil | Thou	RCON	(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts Bil | Mil | Thou	RCON	(Column C) All Other Accounts Bil | Mil | Thou	
1. Managed assets held in fiduciary accounts:							
a. Noninterest-bearing deposits	J263	695	J264	134	J265	21	M.1.a
b. Interest-bearing deposits	J266	26,299	J267	9,782	J268	2,597	M.1.b
c. U.S. Treasury and U.S. Government agency obligations	J269	13,945	J270	16,981	J271	1,947	M.1.c
d. State, county, and municipal obligations	J272	46,209	J273	12,845	J274	752	M.1.d
e. Money market mutual funds	J275	354	J276	14	J277	0	M.1.e
f. Equity mutual funds	J278	735	J279	75	J280	0	M.1.f
g. Other mutual funds	J281	143,011	J282	241,541	J283	10,826	M.1.g
h. Common trust funds and collective investment funds	J284	0	J285	0	J286	0	M.1.h
i. Other short-term obligations	J287	0	J288	0	J289	0	M.1.i
j. Other notes and bonds	J290	15,467	J291	16,348	J292	1,991	M.1.j
k. Investments in unregistered funds and private equity investments	J293	0	J294	0	J295	0	M.1.k

Schedule RC-T—Continued

Memoranda—Continued Dollar Amounts in Thousands	RCON	(Column A) Personal Trust and Agency and Investment Management Agency Accounts Bil | Mil | Thou	RCON	(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts Bil | Mil | Thou	RCON	(Column C) All Other Accounts Bil | Mil | Thou	
1. l. Other common and preferred stocks	J296	195,793	J297	13,474	J298	9,854	M.1.l
m. Real estate mortgages	J299	6,529	J300	0	J301	0	M.1.m
n. Real estate	J302	14,957	J303	0	J304	0	M.1.n
o. Miscellaneous assets	J305	8,171	J306	934	J307	451	M.1.o
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	J308	**472,165**	J309	**312,128**	J310	**28,439**	M.1.p

Dollar Amounts in Thousands	RCON	(Column A) Managed Assets Bil | Mil | Thou	RCON	(Column B) Number of Managed Accounts	
1. q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	J311	17	J312	1	M.1.q

Dollar Amounts in Thousands	RCON	(Column A) Number of Issues	RCON	(Column B) Principal Amount Outstanding Tril | Bil | Mil | Thou	
2. Corporate trust and agency accounts:					
a. Corporate and municipal trusteeships	B927	0	B928	0	M.2.a
(1) Issues reported in Memorandum item 2.a. that are in default	J313	0	J314	0	M.2.a.1
b. Transfer agent, registrar, paying agent, and other corporate agency	B929	0			M.2.b

Dollar Amounts in Thousands	RCON	(Column A) Number of Funds	RCON	(Column B) Market Value of Fund Assets Bil | Mil | Thou	
3. Collective investment funds and common trust funds:					
a. Domestic equity	B931	0	B932	0	M.3.a
b. International/Global equity	B933	0	B934	0	M.3.b
c. Stock/Bond blend	B935	0	B936	0	M.3.c
d. Taxable bond	B937	0	B938	0	M.3.d
e. Municipal bond	B939	0	B940	0	M.3.e
f. Short term investments/Money market	B941	0	B942	0	M.3.f
g. Specialty/Other	B943	0	B944	0	M.3.g
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	B945	0	B946	0	M.3.h

Schedule RC-T—Continued

Dollar Amounts in Thousands	RIAD	(Column A) Gross Losses Managed Accounts Mil | Thou	RIAD	(Column B) Gross Losses Non-Managed Accounts Mil | Thou	RIAD	(Column C) Recoveries Mil | Thou	
4. Fiduciary settlements, surcharges and other losses:							
a. Personal trust and agency accounts	B947	0	B948	0	B949	0	M.4.a
b. Empolyee benefit and retirement related trust and agency accounts	B950	0	B951	0	B952	0	M.4.b
c. Investment management and investment advisory agency accounts	B953	0	B954	0	B955	0	M.4.c
d. Other fiduciary accounts and related services	B956	0	B957	0	B958	0	M.4.d
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	B959	0	B960	0	B961	0	M.4.e

Person to whom questions about Schedule RC-T—Fiduciary and Related Services should be directed:

Name and Title (TEXT B962)

E-mail Address (TEXT B926)

Telephone: Area code/phone number/extension (TEXT B963)

FAX: Area code/phone number (TEXT B964)

Schedule RC-V— Variable Interest Entities

Dollar Amounts in Thousands	(Column A) Securitization Vehicles		(Column B) ABCP Conduits		(Column C) Other VIEs		
	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	RCON	Bil | Mil | Thou	
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:							
a. Cash and balances due from depository institutions	J981	0	J982	0	J983	0	1.a
b. Held-to-maturity securities	J984	0	J985	0	J986	0	1.b
c. Available-for-sale securities	J987	0	J988	0	J989	0	1.c
d. Securities purchased under agreements to resell	J990	0	J991	0	J992	0	1.d
e. Loans and leases held for sale	J993	0	J994	0	J995	0	1.e
f. Loans and leases, net of unearned income	J996	0	J997	0	J998	0	1.f
g. Less: Allowance for loan and lease losses	J999	0	K001	0	K002	0	1.g
h. Trading assets (other than derivatives)	K003	0	K004	0	K005	0	1.h
i. Derivative trading assets	K006	0	K007	0	K008	0	1.i
j. Other real estate owned	K009	0	K010	0	K011	0	1.j
k. Other assets	K012	0	K013	0	K014	0	1.k
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:							
a. Securities sold under agreements to repurchase	K015	0	K016	0	K017	0	2.a
b. Derivative trading liabilties	K018	0	K019	0	K020	0	2.b
c. Commercial paper	K021	0	K022	0	K023	0	2.c
d. Other borrowed money (exclude commercial paper)	K024	0	K025	0	K026	0	2.d
e. Other liabilties	K027	0	K028	0	K029	0	2.e
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.k above)	K030	0	K031	0	K032	0	3
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.e above)	K033	0	K034	0	K035	0	4

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g, Schedule RCF, item 6.f,and Schedule RC-O, Memorandum items 6 through 9,14, and 15, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A", "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of the statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

	RCON	YES / NO
Comments?	6979	YES

BANK MANAGEMENT STATEMENT (please type or print clearly):

TEXT

6980	On January 25, 2012, the holding company of Enterprise Bank & Trust, Enterprise Financial Services Corp ("EFSC"), announced that EFSCs consolidated financial statements filed with the SEC as of and for each of the periods ended March 31, June 30, and September 30, 2011, among other periods, should no longer be relied upon and must be restated (the "Restatement"). Due to the pending Restatement, all measures of results of operations and financial condition contained in this Call Report are preliminary and reflect only management's expected results of operations and financial condition as of and for the period covered by this Call Report. Actual reported results of operations and financial condition of EFSC may vary from the information in this Call Report due to a number of factors, including additional or revised information or subsequent events.

REPORT OF CONDITION

Consolidating domestic subsidiaries of

ENTERPRISE BANK & TRUST

in the state of MO at close of business on December 31, 2011

published in response to call made by (Enter additional information below)

Statement of Resources and Liabilities

Dollar Amounts in Thousands

ASSETS		
Cash and balances due from depository institutions:		
Noninterest-bearing balances and currency and coin		19,651
Interest-bearing balances		169,852
Securities:		
Held-to-maturity securities		0
Available-for-sale securities		593,182
Federal funds sold and securities purchased under agreements to resell:		
Federal funds sold		143
Securities purchased under agreements to resell		0
Loans and lease financing receivables:		
Loans and leases held for sale		6,541
Loans and leases, net of unearned income	2,197,144	
LESS: Allowance for loan and lease losses	39,624	
Loans and leases, net of unearned income and allowance		2,157,520
Trading Assets		50,446
Premises and fixed assets (including capitalized leases)		18,986
Other real estate owned		54,098
Investments in unconsolidated subsidiaries and associated companies		0
Direct and indirect investments in real estate ventures		0
Intangible assets:		
Goodwill		30,334
Other intangible assets		9,285
Other assets		257,120
Total assets		3,367,158

REPORT OF CONDITION (Continued)

LIABILITIES

Dollar Amounts in Thousands

Deposits:		
In domestic offices		2,812,354
Noninterest-bearing	607,200	
Interest-bearing	2,205,154	
Federal funds purchased and securities sold under agreements to repurchase:		
Federal funds purchased		0
Securities sold under agreements to repurchase		154,545
Trading liabilities		0
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)		102,000
Subordinated notes and debentures		2,500
Other liabilities		16,010
Total liabilities		3,087,409

EQUITY CAPITAL

Bank Equity Capital	
Perpetual preferred stock and related surplus	0
Common stock	4,156
Surplus (excludes all surplus related to preferred stock)	178,776
Retained earnings	93,159
Accumulated other comprehensive income	3,602
Other equity capital components	0
Total bank equity capital	279,693
Noncontrolling (minority) interest in consolidated subsidiaries	56
Total equity capital	279,749
Total liabilities and equity capital	3,367,158

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

I, DEBORAH N BARSTOW, SVP & CONTROLLER
(Name, Title)

of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Director #1 ________

Director #2 ________

Director #3 ________